Exhibit 1.2

3,800,000 shares of

Common Stock

(par value $0.0001 per share)

FLOTEK INDUSTRIES, INC.

UNDERWRITING AGREEMENT

February 11, 2008

BEAR, STEARNS INTERNATIONAL LIMITED

c/o Bear, Stearns & Co. Inc.

383 Madison Avenue

New York, New York 10179

BEAR, STEARNS & CO. INC.

383 Madison Avenue

New York, New York 10179

Ladies/Gentlemen:

Flotek Industries, Inc., a corporation organized and existing under the laws of Delaware (the “Company”), subject to the terms and conditions stated herein and pursuant to the Share Lending Agreement (the “Share Lending Agreement”) dated February 11, 2008 between the Company and Bear, Stearns International Limited (“BSIL”), represented by Bear, Stearns & Co. Inc. as agent for BSIL (in such capacity, the “Agent”), proposes to issue and lend to BSIL as a share loan 3,800,000 shares of common stock, $0.0001 par value per share (the “Common Stock”) of the Company. Bear, Stearns & Co. Inc. (“Bear Stearns” or the “Underwriter”) proposes to offer to the public as soon as it deems advisable after this Agreement has been executed and delivered, such number of loaned shares of Common Stock as the Underwriter deems advisable in a fixed price offering (the Common Stock offered in such offering, the “Fixed Price Securities”) and, following such offering, to offer additional loaned shares in a variable price offering from time to time on the terms and in the amounts the Underwriter deems advisable (the Common Stock offered in such offering, the “Variable Price Securities”). The Fixed Price Securities and the Variable Price Securities are referred to collectively as the “Offered Securities”.

As used herein, the “Additional Offering Period” means each day during the period commencing on the date hereof and ending on the Final Sale on which the Underwriter offers or sells Variable Price Securities. The term “Final Sale” means the sale by the Underwriter of the last share of the Variable Price Securities.

Concurrently with the issuance of the Offered Securities (the “Offering”), the Company is offering (the “Convertible Notes Offering”) in an offering registered under the

Securities Act of 1933, as amended (the “Act”) by means of a prospectus supplement, up to $100,000,000 aggregate principal amount of its 5.25% Convertible Senior Notes due 2028 (the “Notes”). Bear Stearns is acting as the underwriter in the Convertible Notes Offering. The Company has granted the Underwriter an option (the “Option”) to purchase up to an additional $15,000,000 aggregate principal amount of Notes. The Company and Bear Stearns will be entering into an underwriting agreement (the “Convertible Notes Underwriting Agreement”) with respect to the Convertible Notes Offering.

1. Representations and Warranties of the Company. The Company represents and warrants to, and agrees with, BSIL and the Underwriter as of the date hereof, as of the Applicable Time (as defined below) and as of each day during the Additional Offering Period, as follows:

(a) The Company has filed with the Securities and Exchange Commission (the “Commission”) a registration statement under the Securities Act of 1933, as amended (the “Securities Act”), relating to the Offered Securities, on Form S-3 (No. 333-148384) (the initial filing being referred to as the “Initial Registration Statement”); and such Initial Registration Statement, and any post-effective amendment thereto, each in the form previously delivered to you, became effective upon filing, in such form. No document other than Post Effective Amendment No. 1 to the Initial Registration Statement and any preliminary prospectus supplements with respect to the Initial Registration Statement has heretofore been filed with the Commission. The various parts of the Initial Registration Statement including all exhibits thereto and including (i) the information contained in the form of final prospectus filed with the Commission pursuant to Rule 424(b) under the Securities Act in accordance with Section 4(a) hereof and deemed by virtue of Rule 430B under the Securities Act to be part of the Initial Registration Statement at the time it became effective under the Securities Act with respect to the Underwriter, and (ii) the documents incorporated by reference in the prospectus contained in the Initial Registration Statement at the time such part of the Initial Registration Statement becomes effective, each as amended at the time such part of the Initial Registration Statement became or hereafter becomes effective under the Securities Act with respect to the Underwriter, are hereafter collectively referred to as the “Registration Statement.” Any reference to any amendment to the Registration Statement shall be deemed to refer to and include any annual report of the Company filed pursuant to Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), after the effective date of the Initial Registration Statement that is incorporated by reference therein. No stop order suspending the effectiveness of the Initial Registration Statement or any post-effective amendment thereto has been issued and no proceeding for that purpose has been initiated or, to the knowledge of the Company, threatened by the Commission.

The final prospectus supplement together with the base prospectus included in the Initial Registration Statement, in the form in which it has most recently been filed with the Commission on or prior to the date of this Agreement (the “Base Prospectus”) relating to the Offered Securities, in the form filed with the Commission pursuant to Rule 424(b) under the Securities Act, is hereafter referred to as the “Prospectus”. Any preliminary prospectus supplement together with the Base Prospectus included in the Initial Registration Statement or filed with the Commission pursuant to Rule 424 under the Securities Act is hereafter referred to as a “Preliminary Prospectus;” and the Preliminary Prospectus relating to the Offered

Securities dated February 5, 2008, is hereafter referred to as the “Pricing Prospectus”. Any “issuer free writing prospectus” (as defined in Rule 433 under the Securities Act) relating to the Offered Securities is hereafter referred to as an “Issuer Free Writing Prospectus”; and the Pricing Prospectus, as supplemented by the Issuer Free Writing Prospectuses, if any, attached and listed in Annex III hereto, taken together, are hereafter referred to collectively as the “Pricing Disclosure Package”. Any reference herein to any Preliminary Prospectus or the Prospectus shall be deemed to refer to and include the documents incorporated by reference therein pursuant to Item 12 of Form S-3 that were filed under the Exchange Act on or before the date of such Preliminary Prospectus or Prospectus, as the case may be; and any reference herein to any “amendment” or “supplement” to any Preliminary Prospectus or the Prospectus shall be deemed to refer to and include (i) the filing of any document under the Exchange Act after the date of such Preliminary Prospectus or Prospectus, as the case may be, which is incorporated therein by reference and (ii) any such document so filed.

The Company was not an “ineligible issuer” (as defined in Rule 405 under the Securities Act) as of the eligibility determination date for purposes of Rules 164 and 433 under the Securities Act with respect to the offering of the Offered Securities contemplated hereby.

All references in this Agreement to the Registration Statement, any Preliminary Prospectus, Issuer Free Writing Prospectus, the Pricing Prospectus or the Prospectus, or any amendments or supplements to any of the foregoing, shall be deemed to include any copy thereof filed with the Commission pursuant to its Electronic Data Gathering, Analysis and Retrieval System.

(b) At the time of initial filing of the Registration Statement the Company was a “well known seasoned issuer” as defined in Rule 405 under the Securities Act, including not having been an “ineligible issuer” as defined in Rule 405 under the Securities Act. The Registration Statement is an “automatic shelf registration statement,” as defined in Rule 405 under the Securities Act. Neither the Company nor any person acting on its behalf (within the meaning for this clause only, of Rule 163(c)) has made any offer relating to the Securities in reliance on the exemption of Rule 163.

If immediately prior to the Renewal Deadline (as hereinafter defined), any of the Offered Securities remain unsold by the Underwriter or BSIL, and the Underwriter or BSIL has so informed the Company in writing, the Company will prior to the Renewal Deadline file, if it has not already done so and is eligible to do so, a new automatic shelf registration statement relating to the Offered Securities, in a form reasonably satisfactory to the Underwriter and BSIL. If the Company is no longer eligible to file an automatic shelf registration statement, the Company will prior to the Renewal Deadline, if it has not already done so, file a new shelf registration statement relating to the Offered Securities, in a form reasonably satisfactory to the Underwriter and BSIL, and will use its commercially reasonable efforts to cause such registration statement to be declared effective promptly thereafter. The Company will take all other action reasonably necessary or appropriate to permit the public offering and sale of the Offered Securities to continue as contemplated in the expired registration statement relating to the Offered Securities. References herein to the Registration Statement shall include such new automatic shelf registration statement or such new shelf registration statement, as the case may be. “Renewal Deadline” means the third anniversary of the initial effective time of the Registration Statement.

The Company has not received from the Commission any notice pursuant to Rule 401(g)(2) objecting to use of the automatic shelf registration statement form. If at any time when Offered Securities remain unsold by the Underwriter or BSIL the Company receives from the Commission a notice pursuant to Rule 401(g)(2) or otherwise ceases to be eligible to use the automatic shelf registration statement form, the Company will (i) promptly notify the Underwriter and BSIL, (ii) promptly file a new registration statement or post-effective amendment on the proper form relating to the Offered Securities, in a form satisfactory to the Underwriter and BSIL, (iii) use its reasonable best efforts to cause such registration statement or post-effective amendment to be declared effective as soon as practicable, and (iv) promptly notify the Underwriter and BSIL of such effectiveness. The Company will take all other action necessary or appropriate to permit the public offering and sale of the Offered Securities to continue as contemplated in the registration statement that was the subject of the Rule 401(g)(2) notice or for which the Company has otherwise become ineligible. References herein to the Registration Statement shall include such new registration statement or post-effective amendment, as the case may be.

The Company has paid or shall pay the required Commission filing fees relating to the Offered Securities within the time required by Rule 456(b)(1) without regard to the proviso therein and otherwise in accordance with Rules 456(b) and 457(r).

(c) The Registration Statement complies and the Prospectus and any further amendments or supplements to the Registration Statement or the Prospectus will comply in all material respects with the applicable provisions of the Securities Act, the Exchange Act and the rules and regulations of the Commission thereunder (the “Rules and Regulations”), and do not and will not, as of the applicable effective date as to each part of the Registration Statement, as of the applicable filing date as to the Prospectus and any amendment thereof or supplement thereto, as of the date hereof, at the Applicable Time and on each day of the Additional Offering Period, contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein (i) in the case of the Registration Statement, not misleading and (ii) in the case of the Prospectus, in the light of the circumstances under which they were made not misleading; provided, however, that this representation and warranty shall not apply to any information contained in or omitted from the Registration Statement or the Prospectus or any amendment thereof or supplement thereto in reliance upon and in conformity with information furnished in writing to the Company by the Underwriter specifically for use therein. The parties hereto agree that such information provided by the Underwriter consists solely of the material referred to in Section 15 hereof.

(d) No order preventing or suspending the use of any Preliminary Prospectus or any Issuer Free Writing Prospectus has, as of the date hereof, at the Applicable Time and on each day of the Additional Offering Period been issued by the Commission, and each Preliminary Prospectus, at the time of filing thereof, complied in all material respects with the applicable provisions of the Securities Act, the Exchange Act and the Rules and Regulations, and did not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading; provided, however, that this representation and warranty shall not apply to any information contained in or omitted from any Preliminary Prospectus in reliance upon and in conformity with information furnished in writing to the Company by the Underwriter specifically for use therein. The parties hereto agree that such information provided by the Underwriter consists solely of the material referred to in Section 15 hereof.

(e) For purposes of this Agreement, the “Applicable Time” is 7:30 p.m. New York time on February 11, 2008. The Pricing Disclosure Package, as of the Applicable Time, did not, and as of the Closing Date and each day of the Additional Offering Period, will not, contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading. Each Issuer Free Writing Prospectus complies in all material respects with the applicable provisions of the Securities Act and the Rules and Regulations, and does not include information that conflicts with the information contained in the Registration Statement, the Pricing Prospectus or the Prospectus, and each Issuer Free Writing Prospectus not listed in Annex III hereto, as supplemented by and taken together with the Pricing Disclosure Package, as of the Applicable Time, did not, and as of the Closing Date and each day of the Additional Offering Period, will not, contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading. No representation and warranty is made in this Section 1(e) with respect to any information contained in or omitted from the Pricing Disclosure Package or any Issuer Free Writing Prospectus in reliance upon and in conformity with information furnished in writing to the Company by the Underwriter specifically for use therein. The parties hereto agree that such information provided by the Underwriter consists solely of the material referred to in Section 15 hereof.

(f) UHY LLP, who have certified the financial statements and supporting schedules and information of the Company and its subsidiaries that are included or incorporated by reference in the Registration Statement, the Pricing Prospectus or the Prospectus, and Elms, Faris & Company, LLP, whose reports appear or are incorporated by reference in the Registration Statement, the Pricing Prospectus or the Prospectus, who have certified certain other financial statements and supporting schedules and information of Teal Supply Co. (d/b/a Triumph Drilling Tools, Inc.) that are included or incorporated in the Registration Statement, the Pricing Prospectus or the Prospectus, each are independent public accountants as required by the Securities Act, the Exchange Act and the Rules and Regulations.

(g) Subsequent to the respective dates as of which information is given in the Registration Statement, the Pricing Disclosure Package and the Prospectus, except as disclosed in the Pricing Disclosure Package, (i) the Company has not declared or paid any dividends, or made any other distribution of any kind, on or in respect of its capital stock, (ii) there has not been any material change in the capital stock or long-term or short-term debt of the Company or any of its subsidiaries listed in Exhibit A hereto (each, a “Subsidiary” and, collectively, the “Subsidiaries”), (iii) neither the Company nor any Subsidiary has sustained any material loss or interference with its business or properties from fire, explosion, flood, hurricane, accident or other calamity, whether or not covered by insurance, or from any labor dispute or any legal or governmental proceeding, and (iv) there has not been any material adverse change or any development involving a prospective material adverse change, whether or not arising from transactions in the ordinary course of business, in or affecting the business, financial condition, results of operations, stockholders’ equity, properties or prospects of the Company and the Subsidiaries, taken as a whole (a “Material Adverse Change”). Since the date of the latest balance sheet included, or incorporated by reference, in the Registration Statement and the Pricing Disclosure Package, neither the Company nor any Subsidiary has incurred or undertaken any liabilities or obligations, whether direct or indirect, liquidated or contingent, matured or unmatured, or entered into any transactions, including any acquisition or disposition of any business or asset, which are material to the Company and the Subsidiaries, taken as a whole, except for liabilities, obligations and transactions which are disclosed in the Pricing Disclosure Package.

(h) The Company has an authorized capitalization as set forth in the Pricing Disclosure Package, and all of the issued and outstanding shares of capital stock of the Company are fully paid and non-assessable and have been duly and validly authorized and issued, in compliance with all applicable state, federal and foreign securities laws and were not issued in violation of or subject to any preemptive or similar right that entitles any person to acquire from the Company or any Subsidiary any Common Stock or other equity security of the Company or any security convertible into, or exercisable or exchangeable for, Common Stock or any other such security (any “Relevant Security”), except for such rights as may have been fully satisfied or waived prior to the effectiveness of the Registration Statement.

(i) The Offered Securities to be delivered on the Closing Date have been duly and validly authorized and, when issued and delivered in accordance with this Agreement and the Loan Fee (as defined in the Share Lending Agreement) has been paid in accordance with the Share Lending Agreement, will be duly and validly issued, fully paid and non-assessable, will have been issued in compliance with all applicable state, federal and foreign securities laws and will not have been issued in violation of or subject to any preemptive or similar right that entitles any person to acquire any Relevant Security from the Company. The Common Stock and the Offered Securities conform to the descriptions thereof contained in the Registration Statement, the Pricing Prospectus and the Prospectus. Except as disclosed in the Registration Statement and the Pricing Disclosure Package, the Company has no outstanding warrants, options to purchase, or any preemptive rights or other rights to subscribe for or to purchase, or any contracts or commitments to issue or sell, any Relevant Security, except for grants of options subsequent to the date of this agreement pursuant to the Company’s employee benefit plans, which plans are disclosed in the Pricing Disclosure Package. Except as disclosed in the Registration Statement and the Pricing Disclosure Package, no holder of any Relevant Security has any rights to require registration under the Securities Act of any Relevant Security in connection with the offer and sale of the Offered Securities contemplated hereby, and any such rights so disclosed have either been fully complied with by the Company or effectively waived by the holders thereof.

(j) All of the issued shares of capital stock of or other ownership interests in each Subsidiary have been duly and validly authorized and issued and are fully paid and non-assessable and except as disclosed in the Pricing Disclosure Package are owned directly or indirectly by the Company free and clear of any lien, charge, mortgage, pledge, security interest, claim, equity, trust or other encumbrance, preferential arrangement, defect or restriction of any kind whatsoever (any “Lien”).

(k) The Subsidiaries listed on Exhibit A are the only subsidiaries of the Company (within the meaning of Rule 405 under the Securities Act) except for Petrovalve International Inc. Each of the Company and each Subsidiary has been duly organized and validly exists as a corporation, partnership or limited liability company in good standing under the laws of its jurisdiction of organization. Each of the Company and each Subsidiary is duly qualified to do business and is in good standing as a foreign corporation, partnership or limited liability company in each jurisdiction in which the character or location of its properties (owned, leased or licensed) or the nature or conduct of its business makes such qualification necessary, except for those failures to be so qualified or in good standing which taken as a whole could not reasonably be expected to have (i) a material adverse effect on the business, financial condition, results of operations, stockholders’ equity, properties or prospects of the Company and the Subsidiaries, taken as a whole; or (ii) an adverse effect on the ability of the Company to consummate the Offering, the pending acquisition of Teledrift Inc. or any other transaction contemplated by this Agreement, the Share Lending Agreement or the Convertible Notes Underwriting Agreement (a “Material Adverse Effect”).

(l) Each of the Company and each Subsidiary has all requisite power and authority, and all necessary consents, approvals, authorizations, orders, registrations, qualifications, licenses, filings and permits of, with and from all judicial, regulatory and other legal or governmental agencies and bodies and all third parties, foreign and domestic (collectively, the “Consents”), to own, lease and operate its properties and conduct its business as it is now being conducted and as disclosed in the Registration Statement and the Pricing Prospectus, and each such Consent is valid and in full force and effect, except in each case as could not reasonably be expected to have a Material Adverse Effect. Neither the Company nor any Subsidiary has received notice of any investigation or proceedings which, if decided adversely to the Company or any such Subsidiary, could reasonably be expected to result in, the revocation of, or imposition of a materially burdensome restriction on, any such Consent.

(m) This Agreement has been duly and validly authorized, executed and delivered by the Company.

(n) The Share Lending Agreement has been duly authorized, executed and delivered by the Company, and constitutes a valid and legally binding instrument of the Company, enforceable against the Company in accordance with its terms, subject as to enforcement, to bankruptcy, insolvency, fraudulent transfer, fraudulent conveyance, moratorium, reorganization and laws of general applicability relating to or affecting creditors’ rights and general equity principles (regardless of whether enforceability is considered in a proceeding in equity or at law).

(o) The issue and sale of the Offered Securities, the compliance by the Company with this Agreement and the Share Lending Agreement and the consummation of the transactions contemplated by this Agreement and the Share Lending Agreement do not and will not (i) conflict with or result in a breach or violation of any of the terms and provisions of, or constitute a default (or an event which with notice or lapse of time, or both, would constitute a default) under, or result in the creation or imposition of any Lien upon any property or assets of the Company or any Subsidiary pursuant to, any indenture, mortgage, deed of trust, loan agreement or other agreement, instrument, franchise, license or permit to which the Company or any Subsidiary is a party or by which the Company or any Subsidiary or their respective properties, operations or assets may be bound or (ii) violate or conflict with any provision of the certificate or articles of incorporation, by-laws, certificate of formation, limited liability company agreement, partnership agreement or other organizational documents of the Company or any Subsidiary, or (iii) violate or conflict with any statute, law, rule, regulation, ordinance, directive, judgment, decree or order of any court or governmental or regulatory agency or body having jurisdiction over the Company and each Subsidiary, except, in the case of clauses (i) and (iii) above, as could not reasonably be expected to have a Material Adverse Effect.

(p) The certificates for the Offered Securities conform to the requirements of the New York Stock Exchange and the Delaware General Corporation Law.

(q) No Consent of or with any court, governmental or regulatory agency or body or any third party having jurisdiction over the Company and each Subsidiary, is required for the execution, delivery and performance of this Agreement, the Share Lending Agreement or consummation of the transactions contemplated by this Agreement and the Share Lending Agreement, except the registration under the Securities Act of the Offered Securities and such consents as may be required under state securities or blue sky laws or the by-laws and rules of the Financial Industry Regulatory Authority (the “FINRA”) in connection with the purchase and distribution of the Offered Securities by the Underwriter, each of which has been obtained and is in full force and effect.

(r) Except as disclosed in the Registration Statement, the Pricing Disclosure Package and the Prospectus, there are no legal, governmental or regulatory proceedings pending to which the Company or any Subsidiary is a party or of which any property, operations or assets of the Company or any Subsidiary is the subject which, taken as a whole, if determined adversely to the Company or any Subsidiary, could reasonably be expected to have a Material Adverse Effect; to the Company’s knowledge, no such proceeding is threatened or contemplated.

(s) The financial statements and pro forma data, including the notes thereto, and the supporting schedules included or incorporated by reference in the Registration Statement, the Pricing Disclosure Package and the Prospectus present fairly, in all material respects, the financial position as of the dates indicated and the cash flows and results of operations for the periods specified of the Company and its consolidated subsidiaries and the other entities for which financial statements are included or incorporated by reference in the Registration Statement, the Pricing Disclosure Package and the Prospectus; except as otherwise stated in the Registration Statement, the Pricing Disclosure Package and the Prospectus, said financial statements have been prepared in conformity with United States generally accepted accounting principles applied on a consistent basis throughout the periods involved; and the supporting schedules included in the Registration Statement, the Pricing Disclosure Package and the Prospectus present fairly, in all material respects, the information required to be stated therein. No other financial statements or supporting schedules are required to be included in the Registration Statement, the Pricing Disclosure Package or the Prospectus by the Securities Act,

the Exchange Act or the Rules and Regulations. The other financial and statistical information included or incorporated by reference in the Registration Statement, the Pricing Disclosure Package and the Prospectus present fairly the information included therein and have been prepared on a basis consistent with that of the financial statements that are included or incorporated by reference in the Registration Statement, the Pricing Disclosure Package and the Prospectus and the books and records of the respective entities presented therein.

(t) The pro forma financial statements included in the Registration Statement, the Pricing Prospectus and the Prospectus have been properly compiled and prepared in accordance with the applicable requirements of the Securities Act, the Exchange Act and the Rules and Regulations and include all adjustments necessary to present fairly in accordance with United States generally accepted accounting principles the pro forma financial position of the respective entity or entities presented therein at the respective dates indicated and their cash flows and the results of operations for the respective periods specified.

(u) The statistical, industry-related and market-related data included in the Registration Statement, the Pricing Disclosure Package and the Prospectus are based on or derived from sources which the Company reasonably and in good faith believes are reliable and accurate.

(v) The Common Stock has been registered pursuant to Section 12(b) of the Exchange Act. The shares of Common Stock are listed on the New York Stock Exchange (the “NYSE”), and the Company has taken no action designed to, or likely to have the effect of, terminating the registration of the Common Stock under the Exchange Act or de-listing the Common Stock from the NYSE, nor has the Company received any notification that the Commission or the NYSE is contemplating terminating such registration or listing.

(w) The Company maintains a system of internal accounting and other controls over the Company and its Subsidiaries sufficient to provide reasonable assurances that (i) transactions are executed in accordance with management’s general or specific authorizations, (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with United States generally accepted accounting principles and to maintain accountability for assets, (iii) access to assets is permitted only in accordance with management’s general or specific authorization, and (iv) the recorded accounting for assets is compared with existing assets at reasonable intervals and appropriate action is taken with respect to any differences.

(x) The Company maintains a system of internal control over financial reporting (as such term is defined in Rule 13a-15(f) under the Exchange Act) that complies with the requirements of the Exchange Act and has been designed by the Company’s principal executive officer and principal financial officer, or under their supervision, to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with generally accepted accounting principles. Except as disclosed in the Registration Statement, the Pricing Disclosure Package and the Prospectus, the Company’s internal control over financial reporting was effective as of September 30, 2007, there have been no changes to such internal controls since September 30, 2007 and, based on work completed to date in the ordinary course of business, the Company has no reason to believe its internal control over financial reporting is not presently effective; and the Company is not aware of any material weaknesses in its internal control over financial reporting. Since the date of the latest audited financial statements included or incorporated by reference in the Registration Statement, the Pricing Disclosure Package and the Prospectus, there has been no change in the Company’s internal control over financial reporting that has materially affected, or is reasonably likely to materially affect, the Company’s internal control over financial reporting.

(y) The Company maintains disclosure controls and procedures (as such term is defined in Rule 13a-15(e) under the Exchange Act) that comply with the requirements of the Exchange Act; such disclosure controls and procedures have been designed to ensure that material information relating to the Company and its subsidiaries is made known to the Company’s principal executive officer and principal financial officer by others within those entities; and such disclosure controls and procedures are effective.

(z) There is and has been no failure on the part of the Company or any of its directors or officers, in their capacities as such, to comply with any provision of the Sarbanes-Oxley Act of 2002 and the rules and regulations promulgated in connection therewith (the “Sarbanes-Oxley Act”), including, without limitation, Section 402 related to loans and Sections 302 and 906 related to certifications.

(aa) Neither the Company nor any of its affiliates (within the meaning of Rule 144 under the Securities Act) has taken, directly or indirectly, any action which constitutes or is designed to cause or result in, or which could reasonably be expected to constitute, cause or result in, the stabilization or manipulation of the price of any security to facilitate the sale or resale of the Offered Securities.

(bb) Neither the Company nor any of its affiliates (within the meaning of Rule 144 under the Securities Act) has, prior to the date hereof, made any offer or sale of any securities which could be “integrated” (within the meaning of the Securities Act and the Rules and Regulations) with the offer and sale of the Offered Securities pursuant to the Registration Statement.

(cc) The statements set forth in the Registration Statement, the Pricing Disclosure Package and Prospectus under the caption “Description of Capital Stock”, insofar as they purport to constitute a summary of the terms of the Common Stock, and under the caption “U.S. Federal Income Tax Considerations for Non-U.S. Holders”, insofar as they purport to describe the provisions of the laws, transactions and documents referred to therein, are accurate, complete and fair in all material respects.

(dd) The Company is subject to the reporting requirements of Section 13 or 15(d) of the Exchange Act and files periodic reports with the Commission, and the conditions for use of Form S-3 to register and offer the Offered Securities under the Securities Act have been satisfied. The documents incorporated or deemed to be incorporated by reference in the Pricing Prospectus and the Prospectus, at the time they were or hereafter are filed with the Commission, complied and will comply in all material respects with the requirements of the Securities Act, the Exchange Act and the Rules and Regulations and, when read together with the other information in the Pricing Prospectus or the Prospectus, as applicable, do not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.

(ee) The Company is not and, at all times up to and including consummation of the transactions contemplated by this Agreement and the Share Lending Agreement and at all times during the Additional Offering Period, and after giving effect to application of the net proceeds of the Offering as described in the Registration Statement, the Pricing Prospectus and the Prospectus, will not be, required to register as an “investment company” under the Investment Company Act of 1940, as amended, and is not and will not be an entity “controlled” by an “investment company” within the meaning of such act.

(ff) Except as disclosed in the Registration Statement, the Pricing Disclosure Package and the Prospectus, there are no contracts, agreements or understandings between the Company and any person that would give rise to a valid claim against the Company or the Underwriter for a brokerage commission, finder’s fee or other like payment in connection with the transactions contemplated by this Agreement or, to the Company’s knowledge, any arrangements, agreements, understandings, payments or issuance with respect to the Company or any of its officers, directors, shareholders, partners, employees, Subsidiaries or affiliates that may affect the Underwriter’s compensation as determined by the FINRA.

(gg) Each of the Company and each Subsidiary owns or leases all such properties as are necessary to the conduct of its business as presently operated and as proposed to be operated as described in the Registration Statement, the Pricing Disclosure Package and the Prospectus. The Company and the Subsidiaries have good and marketable title in fee simple to all real property and good and marketable title to all personal property owned by them, in each case free and clear of any and all Liens except such as are described in the Registration Statement, the Pricing Disclosure Package and the Prospectus or such as do not taken as a whole materially affect the value of such property or materially interfere with the use made or proposed to be made of such property by the Company and the Subsidiaries; and any real property and buildings held under lease or sublease by the Company and the Subsidiaries are held by them under valid, subsisting and enforceable leases with such exceptions as are not material to, and do not materially interfere with, the use made and proposed to be made of such property and buildings by the Company and the Subsidiaries. Neither the Company nor any Subsidiary has received any notice of any claim adverse to its ownership of any real or personal property or of any claim against the continued possession of any real property, whether owned or held under lease or sublease by the Company or any Subsidiary.

(hh) Each of the Company and each Subsidiary (i) owns or possesses the right to use all patents, patent applications, trademarks, service marks, domain names, trade names, trademark registrations, service mark registrations, copyrights, licenses, formulae, customer lists, and know-how and other intellectual property (including trade secrets and other unpatented and/or unpatentable proprietary or confidential information, systems or procedures, “Intellectual Property”) necessary for the conduct of their respective businesses as presently conducted and as described in the Registration Statement, the Pricing Disclosure Package and the Prospectus and (ii) has no reason to believe that the conduct of their respective businesses does or will conflict with, and have not received any notice of any claim of conflict with, any such right of others. The Company has taken and will maintain reasonable measures to prevent the unauthorized dissemination or publication of the confidential information of the Company or its subsidiaries. To the Company’s knowledge, there is no infringement by third parties of any such Intellectual Property; there is no pending or, to the Company’s knowledge, threatened action, suit, proceeding or claim by others challenging the Company’s or any Subsidiary’s rights in or to any such Intellectual Property, and the Company is unaware of any facts which would form a reasonable basis for any such claim; and there is no pending or, to the Company’s knowledge, threatened action, suit, proceeding or claim by others that the Company or any Subsidiary infringes or otherwise violates any patent, trademark, copyright, trade secret or other proprietary rights of others, and the Company is unaware of any other fact which would form a reasonable basis for any such claim.

(ii) The Company and the Subsidiaries maintain insurance in such amounts and covering such risks as the Company reasonably considers adequate for the conduct of its business and the value of its properties and as is customary for companies engaged in similar businesses in similar industries, all of which insurance is in full force and effect, except where the failure to maintain such insurance could not reasonably be expected to have a Material Adverse Effect. There are no material claims by the Company or any Subsidiary under any such policy or instrument as to which any insurance company is denying liability or defending under a reservation of rights clause. The Company reasonably believes that it will be able to renew its existing insurance as and when such coverage expires or will be able to obtain replacement insurance adequate for the conduct of the business and the value of its properties at a cost that would not have a Material Adverse Effect.

(jj) Each of the Company and each Subsidiary has accurately prepared and timely filed all federal, state, foreign and other tax returns that are required to be filed by it and has paid or made provision for the payment of all taxes, assessments, governmental or other similar charges, including without limitation, all sales and use taxes and all taxes which the Company or any Subsidiary is obligated to withhold from amounts owing to employees, creditors and third parties, with respect to the periods covered by such tax returns (whether or not such amounts are shown as due on any tax return) except such as are immaterial in amount. No deficiency assessment with respect to a proposed adjustment of the Company’s or any Subsidiary’ federal, state, local or foreign taxes is pending or, to the best of the Company’s knowledge, threatened, except such as are immaterial in amount. The accruals and reserves on the books and records of the Company and the Subsidiaries in respect of tax liabilities for any taxable period not finally determined are adequate to meet any assessments and related liabilities for any such period in all material respects and, since December 31, 2006, the Company and the Subsidiaries have not incurred any liability for taxes other than in the ordinary course of its business. There is no tax lien, whether imposed by any federal, state, foreign or other taxing authority, outstanding against the assets, properties or business of the Company or any Subsidiary.

(kk) No labor disturbance by the employees of the Company or any Subsidiary exists or, to the best of the Company’s knowledge, is imminent and the Company is not aware of any existing or imminent labor disturbances by the employees of any of its or any Subsidiary’s principal suppliers, manufacturers’, customers or contractors, which, in either case (individually or in the aggregate), could reasonably be expected to have a Material Adverse Effect.

(ll) No “prohibited transaction” (as defined in either Section 406 of the Employee Retirement Income Security Act of 1974, as amended, including the regulations and published interpretations thereunder (“ERISA”) or Section 4975 of the Internal Revenue Code of 1986, as amended from time to time (the “Code”)), “accumulated funding deficiency” (as defined in Section 302 of ERISA) or other event of the kind described in Section 4043(b) of ERISA (other than events with respect to which the 30-day notice requirement under Section 4043 of ERISA has been waived) has occurred with respect to any employee benefit plan for which the Company or any Subsidiary would have any liability which could, taken as a whole, reasonably be expected to have a Material Adverse Effect; each employee benefit plan for which the Company or any Subsidiary would have any liability is in compliance in all material respects with applicable law, including (without limitation) ERISA and the Code; the Company has not incurred and does not expect to incur liability under Title IV of ERISA with respect to the termination of, or withdrawal from any “pension plan”; and each plan for which the Company would have any liability that is intended to be qualified under Section 401(a) of the Code is so qualified and nothing has occurred, whether by action or by failure to act, which could cause the loss of such qualification.

(mm) There has been no storage, generation, transportation, handling, use, treatment, disposal, discharge, emission, contamination, release or other activity involving any kind of hazardous, toxic or other wastes, pollutants, contaminants, petroleum products or other hazardous or toxic substances, chemicals or materials (“Hazardous Substances”) by, due to, on behalf of, or caused by the Company or any Subsidiary (or, to the Company’s knowledge, any other entity for whose acts or omissions the Company is or may be liable) upon any property now or previously owned, operated, used or leased by the Company or any Subsidiary, or upon any other property, which would be a violation of or give rise to any liability under any applicable law, rule, regulation, order, judgment, decree or permit, common law provision or other legally binding standard relating to pollution or protection of human health and the environment (“Environmental Law”), except for violations and liabilities which, individually or in the aggregate, could not reasonably be expected to have a Material Adverse Effect. There has been no disposal, discharge, emission contamination or other release of any kind at, onto or from any such property or into the environment surrounding any such property of any Hazardous Substances with respect to which the Company or any Subsidiary has knowledge, except as could not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect. Neither the Company nor any Subsidiary has agreed to assume, undertake or provide indemnification for any liability of any other person under any Environmental Law, including any obligation for cleanup or remedial action, except as could not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect. There is no pending or, to the best of the Company’s knowledge, threatened administrative, regulatory or judicial action, claim or notice of noncompliance or violation, investigation or proceedings relating to any Environmental Law against the Company or any Subsidiary. No property of the Company or any Subsidiary is subject to any Lien under any Environmental Law. Neither the Company nor any Subsidiary is subject to any order, decree, agreement or other individualized legal requirement related to any Environmental Law.

(nn) None of the Company, any Subsidiary or, to the Company’s knowledge, any of its employees or agents, has at any time during the last five years (i) made any unlawful contribution to any candidate for foreign office, or failed to disclose fully any such contribution in violation of law, or (ii) made any payment to any federal or state governmental officer or official, or other person charged with similar public or quasi-public duties, other than payments required or permitted by the laws of the United States of any jurisdiction thereof. The operations of the Company and each Subsidiary are and have been conducted at all times in compliance with applicable financial record-keeping and reporting requirements of the Currency and Foreign Transactions Reporting Act of 1970, as amended, the money laundering statutes of all applicable jurisdictions, the rules and regulations thereunder and any related or similar rules, regulations or guidelines issued, administered or enforced by any governmental agency (collectively, the “Money Laundering Laws”) and no action, suit or proceeding by or before any court or governmental agency, authority or body or any arbitrator involving the Company or any Subsidiary with respect to the Money Laundering Laws is pending or, to the best knowledge of the Company, threatened. Neither the Company nor any Subsidiary nor, to the knowledge of the Company, any director, officer, agent, employee or affiliate of the Company or any Subsidiary is currently subject to any U.S. sanctions administered by the Office of Foreign Assets Control of the U.S. Treasury Department (“OFAC”); and the Company will not directly or indirectly use the proceeds of the offering, or lend, contribute or otherwise make available such proceeds to any subsidiary, joint venture partner or other person or entity, for the purpose of financing the activities of any person currently subject to any U.S. sanctions administered by OFAC.

(oo) The Company has made available to the Underwriter the Asset Purchase Agreement, dated as of February 4, 2008, by and among the Company, Teledrift, Inc. and Teledrift Acquisition, Inc. (the “Teledrift Purchase Agreement”). The Teledrift Purchase Agreement is in full force and effect as of the date hereof in the form heretofore provided to the Underwriter. With respect to the acquisition contemplated by the Teledrift Purchase Agreement (the “Acquisition”), the Company represents that:

1. the Company is not currently aware of any events, circumstances or facts that would cause the representations or warranties of Teledrift Inc. in the Teledrift Purchase Agreement to be inaccurate other than inaccuracies which would not result in a Material Adverse Effect; and

2. other than consents and approvals from governmental agencies referenced in the Teledrift Purchase Agreement, the Company is not currently aware of any events, circumstances or facts that would prevent the Company from consummating the Acquisition.

(pp) Neither the Company nor any Subsidiary (i) is in violation of its certificate or articles of incorporation, by-laws, certificate of formation, limited liability company agreement, partnership agreement or other organizational documents, (ii) is in default under, and no event has occurred which, with notice or lapse of time or both, would constitute a default under or result in the creation or imposition of any Lien upon any property or assets of the Company or any Subsidiary pursuant to, any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which it is a party or by which it is bound or to which any of its property or assets is subject, or (iii) is in violation of any statute, law, rule, regulation, ordinance, directive, judgment, decree or order of any court, or governmental or regulatory agency or body, having jurisdiction over the Company or any of its Subsidiaries, except (in the case clauses (ii) and (iii) above) for violations or defaults that could not (individually or in the aggregate), reasonably be expected to have a Material Adverse Effect.

(qq) The Company has complied with the requirements of Rule 433 under the Securities Act with respect to each Issuer Free Writing Prospectus including, without limitation, all prospectus delivery, filing, record retention and legending requirements applicable to any such Issuer Free Writing Prospectus. The Company has not (i) distributed any offering material in connection with the Offering other than the Pricing Prospectus, the Prospectus, and any Issuer Free Writing Prospectus set forth on Annex III hereto, or (ii) filed, referred to, approved, used or authorized the use of any “free writing prospectus” as defined in Rule 405 under the Securities Act with respect to the Offering or the transactions contemplated in this Agreement or the Share Lending Agreement, except for any Issuer Free Writing Prospectus set forth in Annex III hereto and any electronic road show previously approved by Bear Stearns.

(rr) Any certificate signed by or on behalf of the Company and delivered to the Underwriter or to counsel for the Underwriter shall be deemed to be a representation and warranty by the Company to the Underwriter as to the matters covered thereby.

2. Issuance, Transfer and Delivery of the Offered Securities. (a) On the basis of the representations, warranties, covenants and agreements herein contained and subject to the terms and conditions set forth herein and in the Share Lending Agreement, the Company agrees to issue to BSIL in exchange for payment of the Loan Fee, and BSIL agrees to borrow from the Company, pursuant to Borrowing Notices (as defined in the Share Lending Agreement), the Offered Securities specified in such Borrowing Notice. This Agreement constitutes a “Borrowing Notice” pursuant to Section 2(b) of the Share Lending Agreement with respect to 3,800,000 shares of common stock. Upon issuance to BSIL of the Fixed Price Securities, the Underwriter agrees to purchase the Fixed Price Securities from BSIL. From time to time during the Additional Offering Period, BSIL agrees to sell to the Underwriter, and the Underwriter agrees to purchase from BSIL, the Variable Price Securities in such amounts as may be requested by the Underwriter.

(b) In accordance with the Share Lending Agreement, delivery of the Offered Securities shall be made at 10:00 A.M., New York City time, on February 14, 2008, or such other time on the same or such other date as the Agent and the Company shall agree in writing, against payment of the Loan Fee applicable to such Offered Securities. Payment of the Loan Fee for the Offered Securities shall be made by wire transfer in same day funds to or as directed in writing by the Company upon delivery of certificates for the Offered Securities to BSIL through the facilities of The Depository Trust Company (“DTC”) for the account of BSIL or to its order or, with respect to any Offered Securities purchased by the Underwriter as provided in Section 2(a) above, for the account of the Underwriter or to its order. Certificates for the Offered Securities shall be registered in such name or names and shall be in such denominations as BSIL or the Underwriter, as applicable, may request, or in accordance with the terms of the Share Lending Agreement. The time and date of the initial delivery and payment of the Offered Securities is hereinafter referred to as the “Closing Date”.

(c) The documents to be delivered on the Closing Date on behalf of the parties hereto pursuant to Section 7 of this Agreement shall be delivered at the offices of Davis Polk & Wardwell, 1600 El Camino Real, Menlo Park, California 94025. The Company will deliver the Offered Securities to or as instructed by BSIL or the Underwriter, as applicable, in a form reasonably acceptable to BSIL or the Underwriter, as applicable.

(d) The Company acknowledges and agrees that (i) the terms of this Agreement, the Share Lending Agreement and the Offering (including the pricing terms of the Offering) were negotiated at arm’s length between sophisticated parties represented by counsel; (ii) no fiduciary, advisory or agency relationship between the Company and the Underwriter or between the Company and BSIL has been created as a result of any of the transactions contemplated by this Agreement, the Share Lending Agreement or the process leading to such transactions, irrespective of whether any Underwriter has advised or is advising any such party on other matters, (iii) the Underwriter’s obligations to the Company in respect of the Offering are set forth in this Agreement in their entirety and (iv) it has obtained such legal, tax, accounting and other advice as it deems appropriate with respect to this Agreement, the Share Lending Agreement and the transactions contemplated hereby and any other activities undertaken in connection therewith, and it is not relying on the Underwriter or BSIL with respect to any such matters.

3. Offering by the Underwriter. (a) It is understood that the Underwriter proposes to offer the Offered Securities for sale to the public upon the terms and conditions set forth in the Pricing Prospectus and as specified in this Agreement. As soon as the Underwriter deems advisable after this Agreement has been executed and delivered, the Underwriter proposes to conduct the Offering of the Fixed Price Securities. In addition, as soon as the Underwriter deems advisable after such Offering of the Fixed Price Securities has been completed, the Underwriter proposes to conduct the Offering of Variable Price Securities during the Additional Offering Period.

(b) If at any time a Prospectus Event (as defined below) occurs, the Company shall orally so notify BSIL and the Underwriter (such oral notice to be promptly followed by written notice), and upon receipt of such oral notice, BSIL and the Underwriter shall cease sales of Offered Securities. The Company shall not communicate to BSIL or the Underwriter the nature of any such Prospectus Event. After giving any such notice, the Company shall take the actions provided in Section 4(b). The Company acknowledges that, for purposes of Section 4(b), a prospectus relating to the Offered Securities is required to be delivered under the Act by the Underwriter until the Offered Securities has been sold. Promptly following the correction of any Prospectus Event, the Company shall orally so notify BSIL and the Underwriter (such oral notice to be promptly followed by written notice), and upon receipt of such oral notice, BSIL and the Underwriter may recommence sales of Offered Securities pursuant to an updated prospectus supplement, if required by the Underwriter.

4. Covenants of the Company. In addition to the other covenants and agreements of the Company contained herein, until the Final Sale, the Company further covenants and agrees with BSIL and the Underwriter that:

(a) The Company shall prepare the Prospectus in a form approved by each of you and file such Prospectus pursuant to, and within the time period specified in, Rule 424(b) and Rule 430B under the Securities Act; prior to the Final Sale, the Company shall file no further amendment to the Registration Statement or amendment or supplement to the Prospectus to which you shall object in writing after being furnished in advance a copy thereof and given a reasonable opportunity to review and comment thereon; the Company shall notify each of you promptly (and, if requested by Bear Stearns, confirm such notice in writing) (i) when the Registration Statement and any amendments thereto become effective, (ii) of any request by the Commission for any amendment of or supplement to the Registration Statement or the Prospectus or for any additional information, (iii) of the Company’s intention to file, or prepare any supplement or amendment to, the Registration Statement, any Preliminary Prospectus, the Prospectus or any Issuer Free Writing Prospectus prior to the Final Sale, (iv) of the mailing or the delivery to the Commission for filing of any amendment of or supplement to the Registration Statement or the Prospectus, prior to the Final Sale, (v) of the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement or any post-effective amendment thereto, or suspending the use of any Preliminary Prospectus, the Prospectus or any Issuer Free Writing Prospectus or, in each case, of the initiation or threatening of any proceedings therefore, (vi) of the receipt of any comments from the Commission, and (vii) of the receipt by the Company of any notification with respect to the suspension of the qualification of the Offered Securities for sale in any jurisdiction or the initiation or threatening of any proceeding for that purpose. If the Commission shall propose or enter a stop order at any time, the Company will make every effort to prevent the issuance of any such stop order and, if issued, to obtain the lifting of such order as soon as possible.

(b) If at any time when a prospectus relating to the Offered Securities (or, in lieu thereof, the notice referred to in Rule 173(a) under the Securities Act) is required to be delivered under the Securities Act or at any time during the Additional Offering Period, any event shall have occurred as a result of which the Pricing Disclosure Package (prior to the availability of the Prospectus) or the Prospectus as then amended or supplemented would, in the judgment of the Underwriter, BSIL or the Company, include an untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances existing at the time of delivery of such Pricing Disclosure Package or Prospectus (or, in lieu thereof, the notice referred to in Rule 173(a) under the Securities Act) to the purchaser, not misleading, or if to comply with the Securities Act, the Exchange Act or the Rules and Regulations it shall be necessary at any time to amend or supplement the Pricing Disclosure Package, the Prospectus or the Registration Statement, or to file any document incorporated by reference in the Registration Statement or the Prospectus or in any amendment thereof or supplement thereto (any of the foregoing constituting a “Prospectus Event”), the Company will notify each of you promptly and prepare and file with the Commission an appropriate amendment, supplement or document (in form and substance satisfactory to Bear Stearns and BSIL) that will correct such statement or omission or effect such compliance, and will use its best efforts to have any amendment to the Registration Statement declared effective as soon as possible.

Notwithstanding anything to the contrary contained herein, the Company may, commencing on or after April 12, 2008, upon written notice to the Underwriter, suspend for up to 15 business days during any fiscal quarter the use of any prospectus which is a part of the Registration Statement (in which event the Underwriter shall discontinue sales of the Offered Securities pursuant to the Registration Statement, but the Underwriter may settle any such sales of Offered Securities) if (i) the Company is pursuing an acquisition, merger, reorganization, disposition or other similar transaction and the Company determines in good faith that the Company’s ability to pursue or consummate such a transaction would be materially adversely affected by any required disclosure of such transaction in the Registration Statement or (ii) the Company has experienced some other material non-public event the immediate disclosure of which, in the good faith judgment of the Company, would materially adversely affect the Company. Upon disclosure of such information or the termination of the condition described above (which shall occur no later than the first to occur of (x) 10 business days after delivery by the Company of written notice suspending use of the Registration Statement or (y) the expiration of the 15th business day that the Company has suspended use of the Registration Statement during the relevant fiscal quarter), the Company shall provide prompt notice to the Underwriter, shall promptly terminate any suspension of sales it has put into effect and shall take such other actions to permit registered sales of Offered Securities as contemplated in this Agreement.

(c) The Company will not, without the prior consent of Bear Stearns and BSIL, (i) make any offer relating to the Offered Securities that would constitute a “free writing prospectus” as defined in Rule 405 under the Securities Act, except for any Issuer Free Writing Prospectus set forth in Annex III hereto and any electronic road show previously approved by Bear Stearns, or (ii) file, refer to, approve, use or authorize the use of any “free writing prospectus” as defined in Rule 405 under the Securities Act with respect to the Offering or the Offered Securities. If at any time any event shall have occurred as a result of which any Issuer Free Writing Prospectus as then amended or supplemented would, in the judgment of the Underwriter, BSIL or the Company, conflict with the information in the Registration Statement, the Pricing Disclosure Package or the Prospectus as then amended or supplemented or would, in the judgment of the Underwriter, BSIL or the Company, include an untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances existing at the time of delivery to the purchaser, not misleading, or if to comply with the Securities Act or the Rules and Regulations it shall be necessary at any time to amend or supplement any Issuer Free Writing Prospectus, the Company will notify Bear Stearns and BSIL promptly and, if requested by Bear Stearns, prepare and furnish without charge to the Underwriter and BSIL an appropriate amendment or supplement (in form and substance satisfactory to Bear Stearns) that will correct such statement, omission or conflict or effect such compliance.

(d) The Company will not, without the prior consent of Bear Stearns and BSIL, file any amendment to the Registration Statement for the purposes of complying with Section 10(a)(3) of the Act (whether such amendment is by post-effective amendment, incorporated report filed pursuant to Section 13 or 15(d) of the Exchange Act or form of prospectus), including the filing of the 10-K for fiscal year 2007, at any time prior to March 17, 2008. Contemporaneously with the filing of any such amendment the Company will file a new registration statement in proper form relating to the Offered Securities as permitted under Rule 415(a)(5) and (a)(6) under the Securities Act, in a form satisfactory to the Underwriter and BSIL, and use its reasonable best efforts to cause such registration statement or post-effective amendment to be declared effective promptly thereafter. Additionally, pursuant to Rule 415(a)(5)(ii), the Underwriter may make sales of the Offered Securities pursuant to the Registration Statement prior to the new registration statement being declared effective.

(e) The Company will not, without the prior consent of Bear Stearns, issue any press release or similar document containing new financial or accounting information for the year or three months ended December 31, 2007 at any time prior to March 12, 2007. Additionally, prior to the Final Sale, the Company shall not, except as may be required by law, issue any press release or similar document containing new or updated financial or accounting information unless it shall have delivered to the Underwriter and BSIL, a supplemental letter of UHY LLP, in accordance with Section 4(q) of this Agreement, confirming such financial or accounting data.

(f) The Company has complied and will comply with the requirements of Rule 433 with respect to each Issuer Free Writing Prospectus including, without limitation, all prospectus delivery, filing, record retention and legending requirements applicable to each such Issuer Free Writing Prospectus; and the Company has caused there to be made available at least one version of a “bona fide electronic road show” (as defined in Rule 433 under the Securities Act) in a manner that causes the Company not to be required, pursuant to Rule 433(d) under the Securities Act, to file with the Commission any road show.

(g) The Company will promptly deliver to each of you and Underwriter’s Counsel a signed copy of the Registration Statement, as initially filed and all amendments thereto, including all consents and exhibits filed therewith, and will maintain in the Company’s files manually signed copies of such documents for at least five years after the date of filing. The Company will promptly deliver to the Underwriter such number of copies of any Preliminary Prospectus, the Prospectus, the Registration Statement, any Issuer Free Writing Prospectus and all amendments of and supplements to such documents, if any, and all documents incorporated by reference in the Registration Statement and Prospectus or any amendment thereof or supplement thereto, as you may reasonably request. Prior to 10:00 A.M., New York time, on the business day next succeeding the date of this Agreement and from time to time thereafter, the Company will furnish the Underwriter with copies of the Prospectus in New York City in such quantities as you may reasonably request.

(h) Promptly from time to time, the Company will use its best efforts, in cooperation with the Underwriter, to qualify the Offered Securities for offering and sale under the securities laws relating to the offering or sale of the Offered Securities of such jurisdictions, domestic or foreign, as the Underwriter may designate and to maintain such qualification in effect for so long as required for the distribution thereof; except that in no event shall the Company be obligated in connection therewith to qualify as a foreign corporation or to execute a general consent to service of process.

(i) The Company will make generally available to its security holders as soon as practicable, but in any event not later than twelve months after the effective date of the Registration Statement (as defined in Rule 158(c) under the Securities Act), an earnings statement of the Company and the Subsidiaries (which need not be audited) complying with Section 11(a) of the Securities Act and the Rules and Regulations (including, at the option of the Company, Rule 158).

(j) During the period of sixty (60) days from the date of the Prospectus (the “Lock-Up Period”), without the prior written consent of Bear Stearns, the Company (i) will not, directly or indirectly, issue, offer, sell, agree to issue, offer or sell, solicit offers to purchase, grant any call option, warrant or other right to purchase, purchase any put option or other right to sell, pledge, borrow or otherwise dispose of any Relevant Security, publicly announce an intention to do any of the foregoing, (ii) will not establish or increase any “put equivalent position” or liquidate or decrease any “call equivalent position” (in each case within the meaning of Section 16 of the Exchange Act and the Rules and Regulations) with respect to any Relevant Security, and (iii) will not otherwise enter into any swap, derivative or other transaction or arrangement that transfers to another, in whole or in part, any economic consequence of ownership of a Relevant Security, whether or not such transaction is to be settled by delivery of Relevant Securities, other securities, cash or other consideration; and the Company will obtain an undertaking in substantially the form of Annex II hereto of each of its executive officers and directors and its stockholders listed on Schedule I attached hereto, not to engage in any of the aforementioned transactions on their own behalf, other than (A) the sale of Offered Securities as contemplated by this Agreement, (B) the issuance and sale of the Convertible Senior Notes due 2028 in connection with the Convertible Notes Offering and the issuance of Common Stock upon the conversion thereof, (C) the conversion or exchange of convertible or exchangeable securities outstanding on the date hereof; (D) the exercise of currently outstanding options; (E) the exercise of currently outstanding warrants; and (F) the grant and exercise of options under, or the issuance and sale of shares pursuant to, employee stock option plans in effect on the date hereof, each as described in the Registration Statement, the Pricing Disclosure Package and the Prospectus. The Company will not file a registration statement under the Securities Act in connection with any transaction by the Company or any person that is prohibited pursuant to the foregoing, except for registration statements on Form S-8 relating to employee benefit plans.

Notwithstanding the foregoing, if (1) during the last 17 days of the Lock-Up Period the Company issues an earnings release or material news or a material event relating to the Company occurs; or (2) prior to the expiration of the Lock-Up Period the Company announces that it will release earnings results during the 16-day period beginning on the last day of the Lock-Up Period, the restrictions imposed by the immediately preceding paragraph shall continue to apply until the expiration of the 18-day period beginning on the issuance of the earnings release or the occurrence of the material news or material event, as applicable, unless Bear Stearns waives, in writing, such extension. The Company will provide the Underwriter and any co-managers, each officer and director of the Company and each stockholder and other person or entity listed on Schedule I attached hereto with prior notice of any such announcement that gives rise to an extension of the Lock-Up Period.

(k) Until the period that ends three years from the later of (x) the effective date of the Registration Statement and (y) the termination of the Additional Offering Period, the Company will, upon written request, furnish to you copies of all reports or other communications (financial or other) furnished to the Company’s security holders or from time to time published or publicly disseminated by the Company, and will deliver to you (i) as soon as they are available, copies of any reports, financial statements and proxy or information statements furnished to or filed with the Commission or any national securities exchange on which any class of securities of the Company is listed; and (ii) such additional information concerning the business and financial condition of the Company as you may from time to time reasonably request (such financial information to be on a consolidated basis to the extent the accounts of the Company and the Subsidiaries are consolidated in reports furnished to its security holders generally or to the Commission); provided, however, that in the case of (ii) above, the Company shall not be required to furnish any such information if, in its reasonable judgment, such furnishing would require the Company to disclose publicly such information pursuant to Regulation FD under the Securities Act unless the Underwriter shall have expressly agreed to maintain such disclosed information in confidence. For purposes of this clause (j), any information filed by the Company on EDGAR or readily available via the Company’s website will be deemed furnished to you in satisfaction of this clause (j).

(l) The Company will use its best efforts to effect and maintain the listing of the Common Stock, including the Offered Securities, on the NYSE.

(m) The Company, during the period when a prospectus (or, in lieu thereof, the notice referred to in Rule 173(a) under the Securities Act) is required to be delivered under the Securities Act in connection with the offer or sale of the Offered Securities and during the Additional Offering Period, will file all reports and other documents required to be filed by the Company with the Commission pursuant to Section 13(a), 13(c), 14 or 15(d) of the Exchange Act and the Rules and Regulations within the time periods required thereby.

(n) The Company will not take, and will cause its affiliates (within the meaning of Rule 144 under the Securities Act) not to take, directly or indirectly, any action which constitutes or is designed to cause or result in, or which could reasonably be expected to constitute, cause or result in, the stabilization or manipulation of the price of any security to facilitate the sale or resale of the Offered Securities.

(o) The Company agrees to deliver, or cause to be delivered, to the Underwriter and BSIL, during the period when a prospectus (or, in lieu thereof, the notice referred to in Rule 173(a) under the Securities Act) is required to be delivered under the Securities Act in connection with the offer or sale of the Offered Securities and during the Additional Offering Period, on each date after the Closing Date on which the Registration Statement or Prospectus is amended or supplemented or at any other time when, in the judgment of the Underwriter, it would be reasonable to request supplemental letters of Andrews Kurth LLP and Doherty & Doherty LLP, upon the request of the Underwriter or BSIL, supplemental letters of Andrews Kurth LLP and Doherty & Doherty LLP in substantially the same form as the “negative assurance” paragraphs contained in the form of legal opinion of those firms attached hereto as Annex I.

(p) From time to time during the Additional Offering Period, if the Underwriter notifies the Company that it proposes to sell any of the Offered Securities, the Company shall cause the Chief Executive Office and the Chief Financial Officer of the Company to participate in telephonic due diligence sessions with representatives of BSIL and the Underwriter, which sessions shall not be held more often than once a calendar week, and shall use its commercially reasonable efforts to make available to BSIL and the Underwriter such documents of the Company as BSIL and/or the Underwriter shall reasonably request to conduct due diligence.

(q) The Company agrees to deliver, or cause to be delivered, to the Underwriter and BSIL, during the period when a prospectus (or, in lieu thereof, the notice referred to in Rule 173(a) under the Securities Act) is required to be delivered under the Securities Act in connection with the offer or sale of the Offered Securities and during the Additional Offering Period, on each date after the Closing Date on which the Registration Statement or Prospectus is amended or supplemented because of new or updated financial or accounting information or in the judgment of the Underwriter it would be reasonable to request an updated comfort letter and upon the request of the Underwriter, supplemental letters of UHY LLP and Elms, Faris & Company, LLP in substantially the same form as those delivered on the Closing Date pursuant to Section 7 hereof.

(r) During the Additional Offering Period, the Company agrees to provide, or cause to be provided, upon the filing of a report with the Securities and Exchange Commission required to be filed pursuant to the Exchange Act or at such time that in the judgment of the Underwriter it would be reasonable to request an updated comfort letter and upon the request of the Underwriter, a certificate of the Chief Executive Officer and Chief Financial Officer of the Company, dated within one business day of the filing of such report with the Securities and Exchange Commission, in form and substance satisfactory to each of you, as to the accuracy of the representations and warranties of the Company set forth in Section 1 hereof as of the date thereof, as to the performance by the Company of all of its obligations hereunder to be performed during the Additional Offering Period, as to the matters set forth in Section 7, and as to such other matters as you may reasonably request.

5. Covenant of the Underwriter. The Underwriter covenants and agrees with the Company that the Underwriter will not use or refer to any “free writing prospectus” (as defined in Rule 405 under the Securities Act) without the prior written consent of the Company if the Underwriter’s use of or reference to such “free writing prospectus” would require the Company to file with the Commission any “issuer information” (as defined in Rule 433 under the Securities Act).

6. Payment of Expenses. Whether or not the transactions contemplated by this Agreement, the Share Lending Agreement, the Registration Statement and the Prospectus are consummated or this Agreement or the Share Lending Agreement is terminated, the Company hereby agrees to pay all costs and expenses incident to the performance of its obligations hereunder, including the following: (i) all expenses in connection with the preparation, printing and filing of the Registration Statement, any Preliminary Prospectus, any Issuer Free Writing Prospectus, the Prospectus and any and all amendments and supplements thereto and the mailing and delivering of copies thereof to the Underwriter and dealers; (ii) the fees, disbursements and expenses of the Company’s counsel and accountants in connection with the registration of the Offered Securities under the Securities Act and the Offering; (iii) the cost of producing this Agreement and the Share Lending Agreement, blue sky survey, closing documents and other instruments, agreements or documents (including any compilations thereof) in connection with the Offering; (iv) all expenses in connection with the qualification of the Offered Securities for offering and sale under state or foreign securities or blue sky laws as provided in Section 4(h) hereof, including the fees and disbursements of counsel for the Underwriter in connection with such qualification and in connection with any blue sky survey; (v) the filing fees incident to, and the fees and disbursements of counsel for the Underwriter in connection with, securing any required review by the FINRA of the terms of the Offering; (vi) all fees and expenses in connection with listing the Offered Securities on the NYSE; (vii) all travel expenses of the Company’s officers and employees and any other expense of the Company incurred in connection with attending or hosting meetings with prospective purchasers of the Offered Securities. The Company also will pay or cause to be paid: (x) the cost and charges of any transfer agent or registrar for the Offered Securities; and (y) all other costs and expenses incident to the performance of its obligations hereunder which are not otherwise specifically provided for in this Section 6. It is understood, however, that except as provided in Sections 8, 9 and 12 hereof, the Underwriter and BSIL will pay all of their own costs and expenses, including the fees of their counsel.

7. Conditions of Underwriter’s Obligations. The obligations of the Underwriter to purchase and pay for the Offered Securities and of BSIL borrowing the Offered Securities, as provided herein, shall be subject to the accuracy of the representations and warranties of the Company herein contained, as of the date hereof and as of the Closing Date, to the performance by the Company of all of its obligations hereunder, and to each of the following additional conditions:

(a) The Prospectus shall have been filed with the Commission in a timely fashion in accordance with Section 4(a) hereof; no stop order suspending the effectiveness of the Registration Statement or any post-effective amendment thereto, and no stop order suspending or preventing the use of any Preliminary Prospectus, any Issuer Free Writing Prospectus or the Prospectus, shall have been issued by the Commission and no proceedings therefor shall have been initiated or threatened by the Commission; all requests for additional information on the part of the Commission shall have been complied with to your reasonable satisfaction; and all necessary regulatory or stock exchange approvals shall have been received, including the approval of the New York Stock Exchange for the listing of the Offered Securities upon notice of issuance.

(b) At the Closing Date, each of you shall have received the written opinions of Andrews & Kurth LLP, counsel for the Company, dated the Closing Date and addressed to the Underwriter and BSIL, in form and substance satisfactory to each of you, to the effect set forth in Annex I hereto.

(c) At the Closing Date, each of you shall have received the written opinion of Doherty & Doherty LLP, counsel for the Company, dated the Closing Date and addressed to the Underwriter and BSIL, in form and substance satisfactory to you, to the effect set forth in Annex I hereto.

(d) At the Closing Date, each of you shall have received the written opinion of Underwriter’s Counsel, dated the Closing Date and addressed to the Underwriter and BSIL, in form and substance satisfactory to each of you, with respect to the issuance and sale of the Offered Securities, the Registration Statement, the Pricing Disclosure Package, the

Prospectus and such other matters as each of you may require, and the Company shall have furnished to Underwriter’s Counsel such documents as they may reasonably request for the purpose of enabling them to pass upon such matters.

(e) At the Closing Date, each of you shall have received a certificate of the Chief Executive Officer and Chief Financial Officer of the Company, dated the Closing Date, in form and substance satisfactory to you, as to the accuracy of the representations and warranties of the Company set forth in Section 1 hereof as of the date hereof and as of the Closing Date, as to the performance by the Company of all of its obligations hereunder to be performed at or prior to the Closing Date, as to the matters set forth in subsections (a), (h) and (i) of this Section 7, and as to such other matters as you may reasonably request.

(f) At the time this Agreement is executed and at the Closing Date, each of you shall have received comfort letters, from UHY LLP and Elms, Faris & Company, LLP, independent public accountants for the Company, dated, respectively, as of the date of this Agreement and as of the Closing Date, addressed to the Underwriter and BSIL and in form and substance satisfactory to the Underwriter, BSIL and Underwriter’s Counsel.

(g) At the time this Agreement is executed and at the Closing Date, each of you shall have received a certificate, in form and substance satisfactory to the Underwriter, BSIL and Underwriter’s Counsel, from the Chief Financial Officer of the Company relating to certain financial data of the Company.

(h) (i) Neither the Company nor any Subsidiary shall have sustained, since the date of the latest audited financial statements included or incorporated by reference in the Pricing Prospectus, any material loss or interference with its business or properties from fire, explosion, flood, hurricane, accident or other calamity, whether or not covered by insurance, or from any labor dispute or any legal or governmental proceeding, other than as set forth in the Pricing Prospectus (exclusive of any supplement thereto); and (ii) subsequent to the dates as of which information is given in the Registration Statement (exclusive of any amendment thereto subsequent to the date hereof) and the Pricing Prospectus (exclusive of any supplement thereto), there shall not have been any change in the capital stock or material increase in the short-term or long-term debt of the Company or any Subsidiary or any change or any development involving a change, whether or not arising from transactions in the ordinary course of business, in the business, general affairs, management, condition (financial or otherwise), results of operations, stockholders’ equity, properties or prospects of the Company and the Subsidiaries, taken as a whole, the effect of which, in any such case described above, is, in the judgment of the Underwriter or BSIL, so material and adverse as to make it impracticable or inadvisable to proceed with the Offering on the terms and in the manner contemplated in the Pricing Prospectus (exclusive of any such supplement).

(i) On or after the Applicable Time, (i) no downgrading shall have occurred in the rating accorded the Company’s debt securities or preferred stock or the Company’s financial strength or claims paying ability by any “nationally recognized statistical rating organization”, as such term is defined by the Commission for purposes of Rule 436(g)(2) under the Securities Act, and (ii) no such organization shall have publicly announced that it has under surveillance or review, with possible negative implications, its rating of any of the Company’s debt securities or preferred stock or the Company’s financial strength or claims paying ability.

(j) You shall have received a duly executed lock-up agreement from each person who is a director or executive officer of the Company and each stockholder and other person or entity listed on Schedule I hereto, in each case substantially in the form attached hereto as Annex II.

(k) The Offered Securities delivered on the Closing Date are validly issued, fully paid and nonassessable and conform to the information in the General Disclosure Package and to the description of the Offered Securities contained in the Prospectus; none of the Offered Securities have been issued in violation of any preemptive or similar rights of any security holder; and by the Closing Date, the Offered Securities have been approved for listing on the NYSE, subject only to notice of issuance.

(l) All outstanding shares of capital stock of the Company are validly issued, fully paid and nonassessable; none of the outstanding shares of capital stock of the Company have been issued in violation of any preemptive or similar rights of any security holder.

(m) The Convertible Notes Offering, substantially on the terms described in the General Disclosure Package, shall have been consummated on the Closing Date.

(n) The Company shall have furnished the Underwriter, BSIL and Underwriter’s Counsel with such other certificates, opinions or other documents as they may have reasonably requested.

If any of the conditions specified in this Section 7 shall not have been fulfilled when and as required by this Agreement, or if any of the certificates, opinions, written statements or letters furnished to each of you or to Underwriter’s Counsel pursuant to this Section 7 shall not be satisfactory in form and substance to the Underwriter, BSIL and to Underwriter’s Counsel, all obligations of the Underwriter hereunder may be cancelled by the Underwriter at, or at any time prior to, the Closing Date. Notice of such cancellation shall be given to the Company in writing or by telephone. Any such telephone notice shall be confirmed promptly thereafter in writing.

8. Indemnification.

(a) The Company shall indemnify and hold harmless the Underwriter, BSIL and the Agent and each person, if any, who controls the Underwriter, BSIL or the Agent within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act, and each affiliate of the Underwriter, BSIL or the Agent within the meaning of Rule 405 under the Securities Act from and against any and all losses, liabilities, claims, damages and expenses whatsoever as incurred (including but not limited to reasonable attorneys’ fees and any and all expenses whatsoever incurred in investigating, preparing or defending against any litigation, commenced or threatened, or any claim whatsoever, and any and all amounts paid in settlement of any claim or litigation), joint or several, to which they or any of them may become subject under the Securities Act, the Exchange Act or otherwise, insofar as such losses, liabilities, claims, damages or expenses (or actions in respect thereof) arise out of or are based upon (i) any untrue statement or alleged untrue statement of a material fact contained in (A) the Registration Statement, as originally filed or any amendment thereof, or in any Preliminary Prospectus, the Pricing Disclosure Package or the Prospectus, or in any supplement thereto or amendment thereof, or in any Issuer Free Writing Prospectus, or in any “issuer information” (as defined in Rule 433(h)(2) under the Securities Act) filed or required to be filed pursuant to Rule 433(d) under the Securities Act, or (B) any other materials or information provided to investors by, or with the approval of, the Company in connection with the Offering, including in any “road show” (as defined in Rule 433 under the Securities Act) for the Offering (“Marketing Materials”), or (ii) the omission or alleged omission to state (A) in the Registration Statement, as originally filed or any amendment thereof, a material fact required to be stated therein or necessary to make the statements therein not misleading, or (B) in any Preliminary Prospectus, the Pricing Disclosure Package or the Prospectus, or in any supplement thereto or amendment thereof, or in any Issuer Free Writing Prospectus, or in any “issuer information” (as defined in Rule 433(h)(2) under the Securities Act) filed or required to be filed pursuant to Rule 433(d) under the Securities Act, or in any Marketing Materials, a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading; provided, however, that the Company will not be liable in any such case to the extent but only to the extent that any such loss, liability, claim, damage or expense arises out of or is based upon any such untrue statement or alleged untrue statement or omission or alleged omission made therein in reliance upon and in conformity with written information furnished to the Company by the Underwriter expressly for use therein. The parties agree that such information provided by the Underwriter consists solely of the material referred to in Section 15 hereof. This indemnity agreement will be in addition to any liability which the Company may otherwise have, including but not limited to other liability under this Agreement.

(b) The Underwriter shall indemnify and hold harmless the Company, each of the directors of the Company, each of the officers of the Company who shall have signed the Registration Statement and each other person, if any, who controls the Company within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act, against any losses, liabilities, claims, damages and expenses whatsoever as incurred (including but not limited to reasonable attorneys’ fees and any and all expenses whatsoever incurred in investigating, preparing or defending against any litigation, commenced or threatened, or any claim whatsoever, and any and all amounts paid in settlement of any claim or litigation), joint or several, to which they or any of them may become subject under the Securities Act, the Exchange Act or otherwise, insofar as such losses, liabilities, claims, damages or expenses (or actions in respect thereof) arise out of or are based upon (i) any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement, as originally filed or any amendment thereof, or the omission or alleged omission therefrom of a material fact required to be stated therein or necessary to make the statements therein not misleading or (ii) any untrue statement or alleged untrue statement of a material fact included in any Preliminary Prospectus, the Pricing Disclosure Package or the Prospectus, or in any amendment thereof or supplement thereto, or the omission or alleged omission therefrom of a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, in each case to the extent, but only to the extent, that any such loss, liability, claim, damage or expense arises out of or is based upon any such untrue statement or alleged untrue statement or omission or alleged omission made therein in reliance upon and in conformity with information furnished in writing to the Company by the Underwriter specifically for use therein; provided, however, that in no case shall the Underwriter or BSIL be liable or responsible for any amount in excess of the underwriting discount applicable to the Notes to be purchased by the Underwriter pursuant to the Convertible Notes Underwriting Agreement (without duplication to any payment made under Section 8(b) and 9 of the Convertible Notes Underwriting Agreement). The parties agree that such information provided by the Underwriter consists solely of the material referred to in Section 15 hereof.

(c) Promptly after receipt by an indemnified party under subsection (a) or (b) above of notice of any claims or the commencement of any action, such indemnified party shall, if a claim in respect thereof is to be made against the indemnifying party under such subsection, notify each party against whom indemnification is to be sought in writing of the claim or the commencement thereof (but the failure so to notify an indemnifying party shall not relieve the indemnifying party from any liability which it may have under this Section 8 to the extent that it is not materially prejudiced as a result thereof or otherwise has notice of any such action, and in any event shall not relieve it from any liability that such indemnifying party may have otherwise than on account of the indemnity agreement hereunder). In case any such claim or action is brought against any indemnified party, counsel to such indemnified party shall be selected by such indemnified party. An indemnifying party may participate at its own expense in the defense of any such claim or action; provided, however, that counsel to the indemnifying party shall not (except with the consent of the indemnified party) also be counsel to the indemnified party. In no event shall the indemnifying parties be liable for fees and expenses of more than one counsel (in addition to any local counsel) separate from their own counsel for all indemnified parties in connection with any one action or separate but similar or related actions in the same jurisdiction arising out of the same general allegations or circumstances. No indemnifying party shall, without the prior written consent of the indemnified parties, effect any settlement or compromise of, or consent to the entry of judgment with respect to, any pending or threatened claim, investigation, action or proceeding in respect of which indemnity or contribution may be or could have been sought by an indemnified party under this Section 8 or Section 9 hereof (whether or not the indemnified party is an actual or potential party thereto), unless such settlement, compromise or judgment (i) includes an unconditional release of the indemnified party from all liability arising out of such claim, investigation, action or proceeding and (ii) does not include a statement as to or an admission of fault, culpability or any failure to act, by or on behalf of the indemnified party. If at any time an indemnified party shall have requested an indemnifying party to reimburse the indemnified party for fees and expenses of counsel, such indemnifying party agrees that it shall be liable for any settlement of the nature contemplated by subsections (a) or (b), as applicable, effected without its written consent if (A) such settlement is entered into more than 45 days after receipt by such indemnifying party of the aforesaid request, (B) such indemnifying party shall have received notice of the terms of such settlement at least 30 days prior to such settlement being entered into and (C) such indemnifying party shall not have reimbursed such indemnified party in accordance with such request prior to the date of such settlement.

9. Contribution. In order to provide for contribution in circumstances in which the indemnification provided for in Section 8 hereof is for any reason held to be unavailable from any indemnifying party or is insufficient to hold harmless a party indemnified thereunder, the Company and the Underwriter shall contribute to the aggregate losses, claims, damages, liabilities and expenses of the nature contemplated by such indemnification provision (including any investigation, legal and other expenses incurred in connection with, and any amount paid in settlement of, any action, suit or proceeding or any claims asserted, but after deducting in the case of losses, claims, damages, liabilities and expenses suffered by the Company, any contribution received by the Company from persons, other than the Underwriter, who may also be liable for contribution, including persons who control the Company within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act, officers of the Company who signed the Registration Statement and directors of the Company) as incurred to which the Company, the Underwriter, BSIL and the Agent may be subject, in such proportions as is appropriate to reflect the relative fault of the Company on the one hand and the Underwriter and BSIL on the other in connection with the statements or omissions which resulted in such losses, claims, damages, liabilities or expenses, as well as any other relevant equitable considerations. The relative fault of each of the Company, the Underwriter and BSIL shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company on the one hand or the Underwriter and BSIL on the other and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The Company, the Underwriter and BSIL agree that it would not be just and equitable if contribution pursuant to this Section 9 were determined by pro rata allocation or by any other method of allocation which does not take account of the equitable considerations referred to above in this Section. The aggregate amount of losses, liabilities, claims, damages and expenses incurred by an indemnified party and referred to above in this Section 9 shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in investigating, preparing or defending against any litigation, or any investigation or proceeding by any judicial, regulatory or other legal or governmental agency or body, commenced or threatened, or any claim whatsoever based upon any such untrue or alleged untrue statement or omission or alleged omission. Notwithstanding the provisions of this Section 9, (i) the Underwriter and BSIL shall not be required to contribute any amount in excess of the amount by which the discounts and commissions applicable to the Notes purchased by the Underwriter pursuant to the Convertible Notes Underwriting Agreement and distributed to the public exceeds the amount of any damages which the Underwriter and BSIL has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission (including, and without duplication of, any payment made under Section 8(b) and 9 of the Convertible Notes Underwriting Agreement) and (ii) no person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. For purposes of this Section 9, each person, if any, who controls the Underwriter or BSIL within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act and each affiliate of the Underwriter within the meaning of Rule 405 under the Securities Act shall have the same rights to contribution as such party, and each person, if any, who controls the Company within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act, each officer of the Company who shall have signed the Registration Statement and each director of the Company shall have the same rights to contribution as the Company, as applicable, subject in each case to clauses (i) and (ii) of the immediately preceding sentence. Any party entitled to contribution will, promptly after receipt of notice of commencement of any action, suit or proceeding against such party in respect of which a claim for contribution may be made against another party or parties, notify each party or parties from whom contribution may be sought, but the omission to so notify such party or parties shall not relieve the party or parties from whom contribution may be sought from any obligation it or they may have under this Section 9 or otherwise.

10. Survival of Representations and Agreements. All representations and warranties, covenants and agreements of the Underwriter and the Company contained in this Agreement or in certificates of officers of the Company or any Subsidiary submitted pursuant hereto, including the agreements contained in Section 4 and 5, the indemnity agreements contained in Section 8 and the contribution agreements contained in Section 9, shall remain operative and in full force and effect regardless of any investigation made by or on behalf of the Underwriter or any controlling person thereof or by or on behalf of the Company, any of its officers and directors or any controlling person thereof, and shall survive delivery of and payment for the Offered Securities to and by the Underwriter. The representations contained in Section 1 and the agreements contained in Sections 6, 8, 9 and 11 through 14 hereof shall survive any termination of this Agreement, including termination pursuant to Section 11 hereof.

11. Effective Date of Agreement; Termination.

(a) This Agreement shall become effective when the parties hereto have executed and delivered this Agreement.

(b) The Underwriter and BSIL shall have the right to terminate this Agreement at any time prior to the Final Sale, if, at or after the execution of this Agreement, (i) any domestic or international event or act or occurrence has materially disrupted, or in the opinion of the Underwriter will in the immediate future materially disrupt, the market for the Company’s securities or securities in general; or (ii) a suspension or material limitation in trading in securities generally on the NYSE, NASDAQ Stock Market or on the American Stock Exchange shall have occurred; or (iii) a suspension or material limitation in trading in the Company’s securities on the NYSE shall have occurred; or (iv) a banking moratorium has been declared by any state or federal authority or any material disruption in commercial banking or securities settlement or clearance services shall have occurred; or (v) any downgrading shall have occurred in the Company’s corporate credit rating or the rating accorded the Company’s debt securities or preferred stock by any “nationally recognized statistical rating organization” (as defined for purposes of Rule 436(g) under the Securities Act) or any such organization shall have publicly announced that it has under surveillance or review, with possible negative implications, its rating of any of the Company’s debt securities; or (vi) (A) there shall have occurred any outbreak or escalation of hostilities or acts of terrorism involving the United States or there is a declaration of a national emergency or war by the United States or (B) there shall have been any other calamity or crisis or any change in political, financial or economic conditions if the effect of any such event in (A) or (B), in the judgment of the Underwriter, makes it impracticable or inadvisable to proceed with the offering, sale and delivery of the Offered Securities, as the case may be, on the terms and in the manner contemplated by the Prospectus and this Agreement.

(c) Any notice of termination pursuant to this Section 11 shall be in writing.

(d) If this Agreement shall be terminated pursuant to any of the provisions hereof (other than pursuant to Section 10(b) hereof), or if the sale of the Offered Securities provided for herein is not consummated because any condition to the obligations of BSIL or the Underwriter set forth herein is not satisfied or because of any refusal, inability or failure on the part of the Company to perform any agreement herein or comply with any provision hereof, the Company will, subject to demand by the Underwriter, reimburse the Underwriter and BSIL for all out-of-pocket expenses (including the reasonable fees and expenses of their counsel), incurred by the Underwriter and BSIL in connection herewith.

12. Notices. All communications hereunder, except as may be otherwise specifically provided herein, shall be in writing, and:

(a) if sent to the Underwriter, shall be mailed, delivered, or faxed and confirmed in writing, to Bear, Stearns & Co. Inc., 383 Madison Avenue, New York, New York 10179, Attention: Stephen Parish, Senior Managing Director, Equity Transactions Group, with a copy to Underwriter’s Counsel at 1600 El Camino Real, Menlo Park, California 94025, Attention: Julia Cowles, Esq.; and

(b) if sent to the Company, shall be mailed, delivered, or faxed and confirmed in writing to the Company and its counsel at the addresses set forth in the Registration Statement, Attention: W. Mark Young, Esq.

13. Parties. This Agreement shall inure solely to the benefit of, and shall be binding upon, the Underwriter, BSIL and the Company and the controlling persons, directors, officers, employees and agents referred to in Sections 8 and 9 hereof, and their respective successors and assigns, and no other person shall have or be construed to have any legal or equitable right, remedy or claim under or in respect of or by virtue of this Agreement or any provision herein contained. This Agreement and all conditions and provisions hereof are intended to be for the sole and exclusive benefit of the parties hereto and said controlling persons and their respective successors, officers, directors, heirs and legal representatives, and it is not for the benefit of any other person, firm or corporation. The term “successors and assigns” shall not include a purchaser, in its capacity as such, of Offered Securities from the Underwriter.

14. Governing Law and Jurisdiction; Waiver of Jury Trial. This Agreement shall be governed by and construed in accordance with the laws of the State of New York. The Company irrevocably (a) submits to the jurisdiction of any court of the State of New York or the United State District Court for the Southern District of the State of New York for the purpose of any suit, action, or other proceeding arising out of this Agreement or any of the agreements or transactions contemplated by this Agreement, the Share Lending Agreement, the Registration Statement, Pricing Disclosure Package and the Prospectus (each, a “Proceeding”), (b) agrees that all claims in respect of any Proceeding may be heard and determined in any such court, (c) waives, to the fullest extent permitted by law, any immunity from jurisdiction of any such court or from any legal process therein, (d) agrees not to commence any Proceeding other than in such courts, and (e) waives, to the fullest extent permitted by law, any claim that such Proceeding is brought in an inconvenient forum. THE COMPANY (ON BEHALF OF ITSELF AND, TO THE FULLEST EXTENT PERMITTED BY LAW, ON BEHALF OF ITS

RESPECTIVE EQUITY HOLDERS AND CREDITORS) HEREBY WAIVES ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY CLAIM BASED UPON, ARISING OUT OF OR IN CONNECTION WITH THIS AGREEMENT AND THE TRANSACTIONS CONTEMPLATED BY THIS AGREEMENT, THE SHARE LENDING AGREEMENT, THE REGISTRATION STATEMENT AND THE PROSPECTUS.

15. The parties acknowledge and agree that, for purposes of Sections 1(c), 1(d), 1(e) and 8 hereof, the information provided by the Underwriter consists solely of the material included in the tenth paragraph under the caption “Share Lending Agreement; Concurrent Offering of Convertible Notes” and the second paragraph (except for the last sentence thereof) and the third paragraph (except for the last sentence thereof) under the caption “Underwriting” in the Prospectus.

16. Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original, but all such counterparts shall together constitute one and the same instrument. Delivery of a signed counterpart of this Agreement by facsimile transmission shall constitute valid and sufficient delivery thereof.

17. Headings. The headings herein are inserted for convenience of reference only and are not intended to be part of, or to affect the meaning or interpretation of, this Agreement.

18. Time is of the Essence. Time shall be of the essence of this Agreement. As used herein, the term “business day” shall mean any day when the Commission’s office in Washington, D.C. is open for business.

[signature page follows]

If the foregoing correctly sets forth your understanding, please so indicate in the space provided below for that purpose, whereupon this letter shall constitute a binding agreement among us.

Very truly yours,

FLOTEK INDUSTRIES, INC.

By:	/s/ Jerry D. Dumas, Sr.
Name:	Jerry D. Dumas, Sr.
Title:	Chairman, President and CEO

Accepted as of the date first above written BEAR, STEARNS & CO. INC.

By:	/s/ Stephen Parish
Name:	Stephen Parish
Title:	Senior Managing Director

BEAR, STEARNS INTERNATIONAL LIMITED

By:	/s/ Michael O’Donovan
Name:	Michael O’ Donovan
Title:	Authorized Signatory

BEAR, STEARNS & CO. INC., as Agent

By:	/s/ Stephen Parish
Name:	Stephen Parish
Title:	Senior Managing Director

SCHEDULE I

Names of executive officers and directors subject to the lock-up provision

1.	Jerry D. Dumas, Sr.

2.	Lisa G. Meier

3.	Jesse E. Neyman

4.	John W. Chisholm

5.	Gary M. Pittman

6.	Barry E. Stewart

7.	Richard O. Wilson

8.	William R. Ziegler

EXHIBIT A

Subsidiaries

CAVO Drilling Motors, Ltd. Co.

CESI Chemical, Inc.

Flotek Paymaster, Inc.

Material Translogistics, Inc.

Padko International Incorporated

Petrovalve, Inc.

SES Holdings, Inc.

Sooner Energy Services, Inc.

Spidle Sales & Service, Inc.

Teledrift Acquisition, Inc.

Trinity Tool, Inc.

Turbeco, Inc.

USA Petrovalve, Inc.

ANNEX I

Matters To be Covered by Opinion of Andrews Kurth LLP

1. The Company has the corporate power and authority under the Delaware General Corporation Law (the “DGCL”) to execute and deliver the Underwriting Agreement and the Share Lending Agreement and to perform its obligations thereunder.

2. The Offered Securities to be delivered on the Closing Date have been duly and validly authorized and, when delivered in accordance with the Underwriting Agreement and the Share Lending Agreement and, upon payment of the Loan Fee, will be duly and validly issued and outstanding, fully paid and non-assessable and will not have been issued in violation of or subject to preemptive or, to the best of such counsel’s knowledge, similar rights, including but not limited to rights under the Company’s articles of incorporation or bylaws or under Delaware law, that entitle or will entitle any person to acquire any Offered Securities from the Company upon issuance or sale thereof.

3. The Common Stock currently outstanding is listed, and the Offered Securities are duly authorized for listing, on the New York Stock Exchange.

4. The Underwriting Agreement has been duly authorized, executed and delivered by the Company.

5. None of (i) the offering, issuance and delivery by the Company of the Offered Securities being delivered on the date of the opinion, (ii) the execution, delivery and performance of the Underwriting Agreement and the Share Lending Agreement by the Company, or (iii) the consummation by the Company of the transactions contemplated thereby (A) results or will result in any violation of applicable laws of the State of New York, the DGCL or the applicable laws of the United States of America or (B) conflicts or will conflict with or constitutes or will constitute a breach or violation of, or a default (or an event that, with notice or lapse of time or both, would constitute such a default) under any contract listed on Schedule I hereto (other than, with respect to covenants or agreements of a financial or numerical nature or requiring computation, as to which such counsel will not comment).

6. The Share Lending Agreement has been duly and validly authorized, executed and delivered by the Company and constitutes a valid and binding agreement of the Company enforceable against the Company in accordance with its terms, under the applicable laws of the State of New York.

7. No Governmental Approval, which has not been obtained or taken and is not in full force and effect, is required to authorize, or is required for the execution and delivery by the Company of, the Underwriting Agreement or the Share Lending Agreement or the performance of its obligations thereunder, or the enforceability of the Underwriting Agreement or the Share Lending Agreement against the Company. As used in this paragraph, “Governmental Approval” means any consent, approval, license, authorization or validation of, or filing, recording or registration with, any executive, legislative, judicial, administrative or regulatory body of the State of New York, the State of Delaware or the United States of America, pursuant to (i) applicable laws of the State of New York, (ii) applicable laws of the United States of America or (iii) the DGCL.

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8. The statements under the captions “Description of Capital Stock” and “Share Lending Agreement; Concurrent Offering of Convertible Notes” in the Preliminary Prospectus, the Pricing Disclosure Package and the Prospectus, insofar as such statements purport to summarize certain provisions of legal matters, documents or proceedings referred to therein and reviewed by counsel as described in such opinion, fairly summarize such provisions in all material respects, subject to the qualifications and assumptions stated therein.

9. The statements in the Preliminary Prospectus and the Prospectus under the caption “U.S. Federal Income Tax Considerations for Non-U.S. Holders,” insofar as they refer to statements of law or legal conclusions, fairly summarize the matters referred to therein in all material respects, subject to the qualifications and assumptions stated therein.

10. The Company is not, and, after giving effect to the offering and sale of the Offered Securities and the consummation of the share lending transaction, will not be, an “investment company” within the meaning of said term as used in the Investment Company Act of 1940, as amended.

Such counsel shall state that (i) the Registration Statement became automatically effective under the Securities Act upon filing under Rule 462(e) under the Securities Act; (ii) based on oral communication with the Commission, no stop order suspending the effectiveness of the Registration Statement has been issued and, (iii) to such counsel’s knowledge based on such oral communication with the Commission, no proceedings for that purpose have been instituted or threatened by the Commission.

Such counsel shall also state that they have reviewed the documents incorporated by reference in the Registration Statement, the Pricing Disclosure Package and the Prospectus or any amendment thereof or supplement thereto (other than the financial statements and schedules and other financial data included or incorporated by reference therein, as to which no opinion need be rendered), and that on the basis of such review, such incorporated documents appeared on their face to be appropriately responsive, in all material respects, to the requirements of the Exchange Act and the Rules and Regulations.

In addition, such counsel shall state that they have participated in conferences with officers and other representatives of the Company, the independent registered public accounting firm for the Company, your counsel and your representatives, at which the contents of the Registration Statement, the Pricing Disclosure Package and the Prospectus and related matters were discussed, and, although such counsel has not independently verified, is not passing upon, and do not assume any responsibility for the accuracy, completeness or fairness of, the statements contained or incorporated by reference in the Registration Statement, the Pricing Disclosure Package and the Prospectus (except as and to the extent set forth in opinions 8 and 9 above), on the basis of the foregoing (relying to a limited extent with respect to factual matters upon statements by officers and other representatives of the Company and their Subsidiaries):

(a) such counsel confirms that, in their opinion, each of the Registration Statement, as of the latest Effective Date, the Pricing Disclosure Package, as of the Applicable

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Time, and the Prospectus, as of its date, appeared on its face to be appropriately responsive, in all material respects, to the requirements of the Securities Act and the Rules and Regulations (except that such counsel need not make a statement with respect to Regulation S-T), and

(b) such counsel has not become aware of any documents that are required to be filed as exhibits to the Registration Statement and are not so filed or of any documents that are required to be summarized in the Preliminary Prospectus or the Prospectus, and are not so summarized; and

(c) no facts have come to such counsel’s attention that have led them to believe that (i) the Registration Statement, as of the latest Effective Date, contained an untrue statement of a material fact or omitted to state any material fact required to be stated therein or necessary to make the statements therein not misleading, (ii) the Pricing Disclosure Package, as of the Applicable Time, contained an untrue statement of a material fact or omitted to state any material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, or (iii) the Prospectus, as of its date and as of the date of such opinion, contained or contains an untrue statement of a material fact or omitted or omits to state any material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; it being understood that such counsel expresses no statement or belief in this letter with respect to (A) the financial statements and related schedules, including the notes and schedules thereto and the auditor’s report thereon and (B) any other financial data, included or incorporated or deemed incorporated by reference in, or excluded from, the Registration Statement, the Prospectus or the Pricing Disclosure Package.

In rendering such opinions, such counsel may (A) rely in respect of matters of fact upon certificates of officers and employees for the Company and of the transfer agent of the Company and upon information obtained from public officials, (B) assume that all documents submitted to them as originals are authentic, that all copies submitted to them conform to the originals thereof, and that the signatures on all documents examined by them are genuine, (C) state that their opinion is limited to the DGCL and the laws of the State of Texas, the applicable laws of the United States of America and, with respect to the opinion set forth in paragraph 9 above, United States federal income tax law, and with respect to the enforceability opinions set forth in paragraphs 4 and 6, the contract law of the State of New York, (D) state that they express no opinion with respect to state securities or blue sky laws of any jurisdiction or with respect to the anti-fraud provisions of the federal securities laws, (E) with respect to the opinion expressed in paragraph 1 above as to the valid existence and good standing, state that such opinions are based solely on certificates from the appropriate public officials, and (F) state that such counsel expresses no opinion with respect to (i) any permits to own or operate any real or personal property or (ii) state or local tax statutes to which the Company or any of its Subsidiaries may be subject. In addition, counsel may state that they did not participate in the preparation of the Incorporated Documents and that they have not undertaken any independent investigation with respect to the representations and warranties and other statements of fact included in the exhibits to the Registration Statement or to the documents incorporated by reference in the Registration Statement.

In making its examination of executed documents, such counsel may assume (except to the extent that such counsel expressly opines in its opinion) (1) the valid existence and good

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standing of each of the parties thereto, (2) that such parties had the power and authority, corporate, partnership, limited liability company or other, to enter into and to incur and perform all their obligations thereunder, (3) the due authorization by all requisite action, corporate, partnership, limited liability company or other, and the due execution and delivery by such parties of such documents and (4) to the extent such documents purport to constitute agreements, that each of such documents constitutes the legal, valid and binding obligation of each party thereto, enforceable against such party in accordance with its terms. In this paragraph, all references to parties to documents shall be deemed to mean and include each of such parties, and each other person (if any) directly or indirectly acting on its behalf.

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Matters to be Covered by Opinion of Doherty & Doherty LLP

1. The Company and each Subsidiary of the Company incorporated in the States of Delaware or Texas (the “Specified Subsidiaries”) has been duly formed and validly exists as a corporation or limited liability company, as the case may be, in good standing under the laws of its jurisdiction of incorporation with corporate or limited liability company, as the case may be, power and authority to own its properties and conduct its business as described in the Registration Statement, the Pricing Disclosure Package and the Prospectus. Each of the Company, and to such counsel’s knowledge, each of the Specified Subsidiaries, is duly qualified and in good standing as a foreign corporation or limited liability company, as the case may be, in each other jurisdiction in which it owns or leases properties or conducts any business so as to require such qualification, except where the failure to be so qualified or in good standing in any such jurisdiction would not have a Material Adverse Effect (as such term is defined in the Underwriting Agreement between the Company and the Underwriter) on the Company and its Subsidiaries, taken as a whole.

2. The number of authorized, issued and outstanding shares of capital stock of the Company are as set forth in the Registration Statement, the Pricing Disclosure Package and the Prospectus. All of the issued shares of capital stock of the Company have been duly and validly authorized and issued, are fully paid and non-assessable and were not issued in violation of or subject to any preemptive or, to the best of such counsel’s knowledge, similar rights that entitled or would entitle any person to acquire any such shares from the Company upon issuance or sale thereof. All of the issued shares of capital stock of each of the Subsidiaries have been duly and validly authorized and issued and are fully paid and non-assessable and are owned, directly or through one or more subsidiaries, by the Company.

3. To such counsel’s knowledge and other than as set forth in the Registration Statement, the Pricing Disclosure Package and the Prospectus, there are no judicial, regulatory or other legal or governmental proceedings pending to which the Company or any of its Subsidiaries is a party or of which any property of the Company or any of its Subsidiaries is the subject which, if determined adversely to the Company or any of its Subsidiaries, would individually or in the aggregate have a Material Adverse Effect; and, to the best of such counsel’s knowledge, no such proceedings are threatened or contemplated.

4. None of (i) the offering, issuance and delivery by the Company of the Offered Securities being delivered on the date of the opinion, (ii) the execution, delivery and performance of the Underwriting Agreement and the Share Lending Agreement by the Company or (iii) the consummation by the Company of the transactions contemplated thereby (A) conflicts or will conflict with or constitutes or will constitute a violation of the certificate or articles of incorporation or bylaws or other organizational documents of the Company or any Specified Subsidiary, (B) conflicts or will conflict with or constitutes or will constitute a breach or violation of, or a default (or an event that, with notice or lapse of time or both, would constitute such a default) under any Identified Contract (other than, with respect to covenants or agreements of a financial or numerical nature or requiring computation, as to which we do not comment), or (C) results or will result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of the Company or any of its Subsidiaries, which

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conflicts, breaches, violations, defaults or liens, in the case of clauses (B) or (C), would, individually or in the aggregate, have a material adverse effect on the financial condition, business or results of operations of the Company or any of its Subsidiaries, taken as a whole, or could materially impair the ability of the Company to perform its obligations under the Underwriting Agreement or the Share Lending Agreement. As used in this paragraph, “Identified Contract” means (1) those contracts listed on an exhibit to the opinion and certified by an officer of the Company to be all contracts filed or required to be filed as an exhibit to the Company’s reports filed with the Securities and Exchange Commission as material contracts pursuant to Items 601(2), (4) or (10) of Regulation S-K ; (2) the Teledrift Purchase Agreement (as defined in the Underwriting Agreement).

In addition, such counsel shall state that they have participated in conferences with officers and other representatives of the Company, the independent registered public accounting firm for the Company, your counsel and your representatives, at which the contents of the Registration Statement, the Pricing Disclosure Package and the Prospectus and related matters were discussed, and, although such counsel has not independently verified, is not passing upon, and do not assume any responsibility for the accuracy, completeness or fairness of, the statements contained or incorporated by reference in the Registration Statement, the Pricing Disclosure Package and the Prospectus, on the basis of the foregoing (relying to a limited extent with respect to factual matters upon statements by officers and other representatives of the Company and their Subsidiaries), no facts have come to such counsel’s attention that have led them to believe that (i) the Registration Statement, as of the latest Effective Date, contained an untrue statement of a material fact or omitted to state any material fact required to be stated therein or necessary to make the statements therein not misleading, (ii) the Pricing Disclosure Package, as of the Applicable Time, contained an untrue statement of a material fact or omitted to state any material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, or (iii) the Prospectus, as of its date and as of the date of such opinion, contained or contains an untrue statement of a material fact or omitted or omits to state any material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; it being understood that such counsel expresses no statement or belief in this letter with respect to (A) the financial statements and related schedules, including the notes and schedules thereto and the auditor’s report thereon or (B) any other financial data, included or incorporated or deemed incorporated by reference in, or excluded from, the Registration Statement, the Prospectus or the Pricing Disclosure Package.

In rendering such opinions, such counsel may (A) rely in respect of matters of fact upon certificates of officers and employees for the Company and of the transfer agent of the Company and upon information obtained from public officials, (B) assume that all documents submitted to them as originals are authentic, that all copies submitted to them conform to the originals thereof, and that the signatures on all documents examined by them are genuine, (C) state that their opinion is limited to the DGCL and the laws of the State of Texas and the applicable laws of the United States of America, (D) state that they express no opinion with respect to state securities or blue sky laws of any jurisdiction or (except as set forth in the preceding paragraph) with respect to the anti-fraud provisions of the federal securities laws, (E) state that such counsel expresses no opinion with respect to (i) any permits to own or operate any real or personal property or (ii) state or local tax statutes to which the Company or any of its Subsidiaries may be subject.

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In making its examination of executed documents, such counsel may assume (except to the extent that such counsel expressly opines in its opinion) (1) the valid existence and good standing of each of the parties thereto, (2) that such parties had the power and authority, corporate, partnership, limited liability company or other, to enter into and to incur and perform all their obligations thereunder, (3) the due authorization by all requisite action, corporate, partnership, limited liability company or other, and the due execution and delivery by such parties of such documents and (4) to the extent such documents purport to constitute agreements, that each of such documents constitutes the legal, valid and binding obligation of each party thereto, enforceable against such party in accordance with its terms. In this paragraph, all references to parties to documents shall be deemed to mean and include each of such parties, and each other person (if any) directly or indirectly acting on its behalf.

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ANNEX II

Form of Lock-Up Agreement

February     , 2008

Bear, Stearns & Co. Inc.

383 Madison Avenue

New York, New York 10179

Attention: Equity Transactions Group

Flotek Industries, Inc. Lock-Up Agreement

Ladies and Gentlemen:

This letter agreement (this “Agreement”) relates to the proposed public offering (the “Offering”) by Flotek Industries, Inc., a Delaware corporation (the “Company”), of its __% Senior Convertible Notes Due 2028 (the “Notes”) and the related offering of common stock of the Company, $0.0001 par value per share (the “Common Stock”), loaned to Bear, Stearns International Limited (“BSIL”), represented by Bear, Sterns & Co. Inc. as agent for BSIL (in such capacity, the “Agent”), pursuant to a Share Lending Agreement between the Company and BSIL (the “Common Stock Offering”).

In order to induce you (the “Underwriter”) to underwrite the Offering, the undersigned hereby agrees that, without the prior written consent of Bear, Stearns & Co. Inc. (“Bear Stearns”), during the period from the date hereof until sixty (60) days from the date of the final prospectus for the Offering (the “Lock-Up Period”), the undersigned (a) will not, directly or indirectly, offer, sell, agree to offer or sell, solicit offers to purchase, grant any call option or purchase any put option with respect to, pledge, borrow or otherwise dispose of any Relevant Security (as defined below), and (b) will not establish or increase any “put equivalent position” or liquidate or decrease any “call equivalent position” with respect to any Relevant Security (in each case within the meaning of Section 16 of the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder), or otherwise enter into any swap, derivative or other transaction or arrangement that transfers to another, in whole or in part, any economic consequence of ownership of a Relevant Security, whether or not such transaction is to be settled by delivery of Relevant Securities, other securities, cash or other consideration, or publicly announce an intention to do any of the foregoing. As used herein “Relevant Security” means the common stock of the Company, par value $0.0001 per share (the “Common Stock”), any other equity security of the Company or any of its subsidiaries and any security convertible into, or exercisable or exchangeable for, any Common Stock or other such equity security. This Agreement shall not apply to (A) transfers of shares of Common Stock or securities convertible into Common Stock as a gift of gifts or as intra family transfers or transfers to trusts or family limited partnerships for estate planning purposes or (B) transfers of Common Stock or any security convertible into Common Stock by will or intestacy; provided, as to clauses (A) and (B), each resulting transferee of shares of Common Stock or securities convertible into Common Stock executes and delivers to you an agreement satisfactory to you certifying that such transferee is bound by the terms of this Agreement and has been in compliance with the terms hereof since the date first written above as if it had been an original party hereto.

During the Lock-Up Period, the undersigned may exercise options or warrants to purchase Common Stock, provided, in such case, that the shares of Common Stock issued upon exercise shall remain subject to this Agreement.

Notwithstanding the preceding paragraph, if (1) during the last 17 days of the Lock-Up Period the Company issues an earnings release or material news or a material event relating to the Company occurs; or (2) prior to the expiration of the Lock-Up Period the Company announces that it will release earnings results during the 16-day period beginning on the last day of the Lock-Up Period, the restrictions imposed by the immediately preceding paragraph shall continue to apply until the expiration of the 18-day period beginning on the issuance of the earnings release or the occurrence of the material news or material event, as applicable, unless Bear Stearns waives, in writing, such extension. The undersigned acknowledges that the Company has agreed in the underwriting agreement for the Offering to provide notice to the undersigned of any event that would result in an extension of the Lock-Up Period pursuant to this paragraph, and the undersigned agrees that any such notice properly delivered will be deemed to have been given to, and received by, the undersigned.

The undersigned hereby authorizes the Company during the Lock-Up Period to cause any transfer agent for the Relevant Securities to decline to transfer, and to note stop transfer restrictions on the stock register and other records relating to, Relevant Securities for which the undersigned is the record holder and, in the case of Relevant Securities for which the undersigned is the beneficial but not the record holder, agrees during the Lock-Up Period to cause the record holder to cause the relevant transfer agent to decline to transfer, and to note stop transfer restrictions on the stock register and other records relating to, such Relevant Securities. The undersigned hereby further agrees that, without the prior written consent of Bear Stearns, during the Lock-up Period the undersigned (x) will not file or participate in the filing with the Securities and Exchange Commission of any registration statement except for registration statements on Form S-8 relating to employee benefit plans, or circulate or participate in the circulation of any preliminary or final prospectus or other disclosure document with respect to any proposed offering or sale of a Relevant Security and (y) will not exercise any rights the undersigned may have to require registration with the Securities and Exchange Commission of any proposed offering or sale of a Relevant Security.

The undersigned hereby represents and warrants that the undersigned has full power and authority to enter into this Agreement and that this Agreement constitutes the legal, valid and binding obligation of the undersigned, enforceable in accordance with its terms. Upon request, the undersigned will execute any additional documents necessary in connection with enforcement hereof. Any obligations of the undersigned shall be binding upon the successors and assigns of the undersigned from the date first above written.

It is understood that, if the Underwriting Agreement for the Offering does not become effective or if the Underwriting Agreement (other than the provisions thereof which survive termination) shall terminate or be terminated prior to payment for and delivery of the Notes and the Stock, the undersigned shall be released from all obligations under this letter.

This Agreement shall be governed by and construed in accordance with the laws of the State of New York. Delivery of a signed copy of this letter by facsimile transmission shall be effective as delivery of the original hereof.

Very truly yours,

By:

Print Name:

ANNEX III

Issuer Free Writing Prospectuses included in the Pricing Disclosure Package